As filed with the Securities and Exchange Commission on March 1, 2005

File No. 333-61761 File No. 811-08963

SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [ X ]
Pre-Effective Amendment No. __ [ ]
Post-Effective Amendment No. 10 [ X ]

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [ X ]
Amendment No. 16 [ X ]

TIAA-CREF Life Separate Account VA-1 (Exact Name of Registrant)

TIAA-CREF Life Insurance Company (Name of Depositor)

730 Third Avenue New York, New York 10017 (800) 842-2733 (Address and Telephone Number of Depositor’s Principal Executive Offices)

Lisa Snow, Esq. TIAA-CREF Life Insurance Company 730 Third Avenue New York, New York 10017 (Name and Address of Agent for Service of Process)

Copy to: Steven B. Boehm, Esq. Sutherland Asbill & Brennan LLP 1275 Pennsylvania Avenue, N.W. Washington, D. C. 20004-2415

Title of Securities Being Registered:
Individual, Deferred Variable Annuity Contracts

It is proposed that this filing will become effective (check appropriate box)

[ ]	immediately upon filing pursuant to paragraph (b)
[X]	on May 1, 2005 pursuant to paragraph (a)(1)
[ ]	60 days after filing pursuant to paragraph (a)(1)
[ ]	75 days after filing pursuant to paragraph (a)(2)
[ ]	on (date) pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:

[ ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus - May 1, 2005

Lifetime Variable Select

Individual Deferred Variable Annuity Contract Funded Through
TIAA-CREF Life Separate Account VA-1 of TIAA-CREF Life Insurance Company

This prospectus describes information you should know before investing in the Lifetime Variable Select, an individual deferred variable annuity contract offered by TIAA-CREF Life Insurance Company (TIAA-CREF Life) and funded through the TIAA-CREF Life Separate Account VA-1 (the separate account). Before you invest, please read this prospectus carefully, along with the accompanying fund prospectus, and keep it for future reference.

The contract is designed for individual investors who desire to accumulate funds on a tax-deferred basis for retirement or other long-term investment purposes, and to receive future payment of those funds as lifetime income or through other payment options. Whether the contract or certain investment options are available to you is subject to approval by regulatory authorities in your state.

You may allocate premiums to ten investment accounts which invest in the following funds of the TIAA-CREF Life Funds:

  Growth Equity Fund

  Growth & Income Fund

  International Equity Fund

  Large-Cap Value Fund

  Small-Cap Equity Fund

  Stock Index Fund

  Social Choice Equity Fund

  Real Estate Securities Fund

  Bond Fund

  Money Market Fund

As with all variable annuities, your accumulations in your contract can increase or decrease, depending on how well the investment account’s mutual fund investment performs over time. TIAA-CREF Life doesn’t guarantee the investment performance of the funds or the investment accounts, and you bear the entire investment risk.

More information about the separate account and the contract is on file with the Securities and Exchange Commission (SEC) in a “Statement of Additional Information” (SAI) dated May 1, 2005. You can receive a free SAI by writing us at TIAA-CREF Life, 730 Third Avenue, New York, New York 10017-3206 (attention: Central Services), or by calling 877 518-9161. The SAI is “incorporated by reference” into the prospectus; that means it’s legally part of the prospectus. The SAI’s table of contents is on the last page of this prospectus. The SEC

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maintains a Website (www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding the separate account.

The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

An investment in the contract is not a deposit of the TIAA-CREF Trust Company, FSB, and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

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Table of Contents

     Definitions

     Summary

     TIAA-CREF Life Insurance Company and TIAA

     The Separate Account

     TIAA-CREF Life Funds

     Adding and Closing Accounts or Substituting Investment Portfolios; Adding or Deleting Income Methods

     The Contract—The Accumulation Period

     Charges

     The Contract—The Annuity Period

     Death Benefits

     Timing of Payments

     Federal Income Taxes

     Condensed Financial Information

     General Matters

     Distributing the Contracts

     Legal Proceedings

     Table of Contents for the Statement of Additional Information

This prospectus outlines the terms of the variable annuity issued by TIAA-CREF Life. It doesn’t constitute an offering in any jurisdiction where such an offering can’t lawfully be made. No dealer, salesman, or anyone else is authorized to give any information or to make any representation about this offering other than what is contained in this prospectus. If anyone does so, you shouldn’t rely on it.

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Definitions

Throughout the prospectus, “TIAA-CREF Life,” “we,” and “our” refer to TIAA-CREF Life Insurance Company. “You” and “your” mean any contractowner or any prospective contractowner.

The terms and phrases below are defined so you’ll know precisely how we’re using them. To understand some definitions, you may have to refer to other defined terms.

1940 Act.

The Investment Company Act of 1940, as amended.

Accumulation.

The total value of your accumulation units.

Accumulation Period.

The period that begins with your first premium and continues as long as you still have an amount accumulated in the separate account.

Accumulation Unit.

A share of participation in the separate account.

Annuitant.

The natural person whose life is used in determining the annuity payments to be received. The annuitant may be the contractowner or another person.

Annuity Unit.

A measure used to calculate the amount of annuity payments due a contractowner.

Beneficiary.

Any person or institution named to receive benefits if you die during the accumulation period or if you die while any annuity income or death benefit payments remain due. You don’t have to name the same beneficiary for both of these two situations.

Business Day.

Any day the New York Stock Exchange (NYSE) is open for trading. A business day ends at 4 p.m. Eastern Time, or when trading closes on the NYSE, if earlier.

Calendar Day.

Any day of the year. Calendar days end at the same time as business days.

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Commuted Value.

The present value of annuity payments used when an annuity will be paid in a lump sum instead of a series of payments. For any contract, the commuted value is based on interest at an effective annual rate of 4 percent, calculated using the amounts that would have been paid if periodic payments were to continue and the annuity unit value used for each payment equaled the value as of the effective date of the calculation.

Contract.

The individual, flexible premium, deferred variable annuity described in this prospectus.

Contractowner.

The person (or persons) who controls all the rights and benefits under a contract.

Income Change Method.

How you choose to have your variable annuity payments revalued. Under the annual income change method, your payments are revalued once each year. Under the monthly income change method, your payments are revalued every month.

Income Option.

Any of the ways you can receive annuity income. It is also referred to as an “annuity option.”

Internal Revenue Code (IRC).

The Internal Revenue Code of 1986, as amended.

Premium.

Any amount you invest in the contract.

Second Annuitant.

The natural person whose life is used in determining the annuity payments to be received under a survivor income option.

Separate Account.

TIAA-CREF Life Separate Account VA-1, which was established by TIAA-CREF Life under New York State law to fund your variable annuity. The separate account holds its assets apart from TIAA-CREF Life’s other assets.

Survivor Income Option.

An option that continues lifetime annuity payments as long as either the annuitant or the second annuitant is alive.

TIAA.

Teachers Insurance and Annuity Association of America. TIAA-CREF Life is an indirect wholly owned subsidiary of TIAA.

TIAA-CREF Life.

TIAA-CREF Life Insurance Company.

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Valuation Day.

Any day the NYSE is open for trading, as well as the last calendar day of each month. Valuation days end as of the close of all U.S. national exchanges where securities or other investments of the separate account are principally traded. Valuation days that aren’t business days end at 4 p.m. Eastern Time.

Summary

Read this summary together with the detailed information you’ll find in the rest of the prospectus.

What is the Lifetime Variable Select?

Lifetime Variable Select is a variable annuity product that allows individual investors to accumulate funds on a tax-deferred basis for retirement or other long-term investment purposes, and to receive future payment based on the amounts accumulated as lifetime income or through other payment options.

Under the Lifetime Variable Select contract, you may allocate your premiums among ten investment accounts of a TIAA-CREF Life separate account that invests in the following funds of the TIAA-CREF Life Funds:

•	Growth Equity Fund	•	Stock Index Fund
•	Growth & Income Fund	•	Social Choice Equity Fund
•	International Equity Fund	•	Real Estate Securities Fund
•	Large-Cap Value Fund	•	Bond Fund
•	Small-Cap Equity Fund	•	Money Market Fund

As with all variable annuities, your accumulation in your contract can increase or decrease, depending on how well the fund underlying the investment account performs over time. TIAA-CREF Life doesn’t guarantee the investment performance of the funds or the investment accounts, and you bear the entire investment risk.

The contract accepts only after-tax dollars, which means your premiums can’t be excluded from your gross income for tax purposes. However, earnings on your accumulations in the separate account aren’t taxed until withdrawn or paid as annuity income. Withdrawals of accumulated investment earnings are taxable as ordinary income.

The contract is available to you provided it has been approved by the insurance department of your state of residence. Approvals are pending in certain jurisdictions.

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What expenses must I pay under the contract?

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract.

The first table lists certain categories of contractowner transaction expenses for comparative purposes. State premium taxes may be deducted depending on your state.

Contractowner Transaction Expenses

Sales load imposed on purchases (as a percentage of premiums)	None

Deferred sales load (as a percentage of premiums or amount surrendered, as	None
applicable)

Premium taxes(1) (as a percentage of premiums, if applicable)	1.0-3.5%

Surrender fees (as a percentage of amount surrendered)	None

Exchange fee	None

Transfer fee(2) (if applicable)	$25

(1)	Only applicable in certain states. Where TIAA-CREF Life is required to pay this premium tax, it may deduct the amount of the premium tax paid from any premium payment.

(2)	There is no charge for the first 24 transfers in a contract year. We currently do not, but may in the future, charge a $25 fee on all subsequent transfers.

The next tables describe the fees and expenses that you will pay periodically during the time that you own the contract, not including fund fees and expenses.

Annual Contract Fees

Annual Maintenance Fee(3) $25

(3)	We impose the annual maintenance fee on every anniversary of your contract and on surrender. The annual maintenance fee is waived if your contract accumulations exceed $25,000 on the anniversary date of your contract or the date of surrender.

Separate Account Annual Expenses (as a percentage of average account value)

	Maximum
	Contractual	Current
	Fees (4)	Fees (4)
Mortality and expense risk charge	1.00%	0.40%

Administrative expense charge	0.20%	0.20%

Total separate account annual charges	1.20%	0.60%

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(4)	TIAA-CREF Life has waived 0.60% of the mortality and expense risk charge, so that total current separate account annual charges are 0.60%. TIAA-CREF Life will provide at least three months’ notice before it raises these charges above 0.60%.

TIAA-CREF Life Funds Annual Expenses (as a percentage of fund average net assets)

These next two tables show the operating expenses charged by the various TIAA-CREF Life Funds available under your contract. The first table shows the range of total operating expenses charged by these funds. The next table provides greater detail on the total operating expenses charged by each fund, and shows the total separate account and fund annual expenses. More detail concerning each fund’s fees and expenses is also contained in the TIAA-CREF Life Funds’ prospectus.

Range of Total Annual Fund Operating Expenses	Minimum	Maximum
	Expenses	Expenses
Total expenses that are deducted from fund assets,
including management fees and other expenses	0.06%	0.29%

Total Annual Fund Operating Expenses by Fund

			Total
	Management		Annual
	(investment		Fund	Total Separate
	advisory)	Other	Operating	Account and Fund
	Fees	Expenses(5)	Expenses	Annual Expenses(6)
Growth Equity Fund	0.25%	None	0.25%	0.85%

Growth & Income Fund	0.23%	None	0.23%	0.83%

International Equity Fund	0.29%	None	0.29%	0.89%

Large-Cap Value Fund	0.24%	None	0.24%	0.84%

Small-Cap Equity Fund	0.10%	None	0.10%	0.70%

Stock Index Fund	0.06%	None	0.06%	0.66%

Social Choice Equity Fund	0.07%	None	0.07%	0.67%

Real Estate Securities Fund	0.25%	None	0.25%	0.85%

Bond Fund	0.10%	None	0.10%	0.70%

Money Market Fund	0.06%	None	0.06%	0.66%

(5)	Because Teachers Advisors, Inc. (Advisors), the investment manager of the TIAA-CREF Life Funds, is responsible for providing or obtaining at its own expense all services necessary

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to operate the TIAA-CREF Life Funds on a day-to-day basis, these expenses are included in the management fee.

(6)	If TIAA-CREF Life imposed the full amount of the administrative expense, mortality and expense risk charges, total annual separate account and fund expenses would be 1.45% for the Growth Equity Fund, 1.43% for the Growth & Income Fund, 1.49% for the International Equity Fund, 1.44% for the Large-Cap Value Fund, 1.30% for the Small-Cap Equity Fund, 1.26% for the Stock Index Fund, 1.27% for the Social Choice Equity Fund, 1.45% for the Real Estate Securities Fund, 1.30% for the Bond Fund, and 1.26% for the Money Market Fund.

Fund expenses are deducted from each underlying fund before TIAA-CREF Life is provided with the fund’s daily net asset value. TIAA-CREF Life then deducts separate account charges from the net asset value of the corresponding investment account.

Examples

The next two tables provide examples that are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contractowner transaction expenses, separate account annual expenses, and fund fees and expenses.

These examples assume that you invest $10,000 in the specified investment option for the time periods indicated and that your investment has a 5% return each year. The examples also assume that the full annual contract maintenance fee is charged.

The first example assumes that the current separate account fee waivers are in place for each period. The second example assumes that there is no waiver of separate account charges.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Example With Fee Waivers
	1 Year	3 Years	5 Years	10 Years

Growth Equity Account	$112	$346	$596	$1,299

Growth & Income Account	$110	$340	$585	$1,275

International Equity Account	$116	$359	$618	$1,346

Large-Cap Value Account	$111	$343	$591	$1,287

Small-Cap Equity Account	$ 97	$299	$515	$1,121

Stock Index Account	$ 92	$286	$493	$1,072

Social Choice Equity Account	$ 93	$289	$498	$1,085

Real Estate Securities Account	$112	$346	$596	$1,299

Bond Account	$ 97	$299	---	---

Money Market Account	$ 92	$286	---	---

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Example Without Fee Waivers
	1 Year	3 Years	5 Years	10 Years

Growth Equity Account	$173	$534	$917	$1,985

Growth & Income Account	$171	$527	$907	$1,963

International Equity Account	$177	$546	$938	$2,029

Large-Cap Value Account	$172	$531	$912	$1,975

Small-Cap Equity Account	$157	$487	$838	$1,818

Stock Index Account	$153	$475	$817	$1,773

Social Choice Equity Account	154	$478	$822	$1,784

Real Estate Securities Account	$173	$534	$917	$1,985

Bond Account	$157	$487	---	---

Money Market Account	$153	$475	---	---

These tables are provided to help you understand the various expenses you would bear directly or indirectly as an owner of a contract. Remember that they don’t represent actual past or future expenses or investment performance. Actual expenses may be higher or lower. For more information, see "Charges," page 21.

How do I purchase a contract?

To purchase a contract, you must complete an application and make an initial payment of at least $2,500. Additional contributions, including under an automatic investment plan using Electronic Funds Transfers (EFT), must be at least $50. For details, see “Purchasing a Contract and Remitting Premiums,” page 15.

Can I cancel my contract?

You can examine the contract and return it to TIAA-CREF Life for a refund, until the end of the “free look” period specified in your contract (which is a minimum of 10 days, but varies by state). In states that permit it, we’ll refund the accumulation value calculated on the date that you returned the contract and the refund request to us. (Note that the value of your initial premium may have gone down during the period.) In states that don’t allow us to refund accumulation value only, we’ll refund the premiums you paid to the contract. We will consider the contract returned on the date it’s postmarked and properly addressed with postage pre-paid or, if it’s not postmarked, on the day we receive it. We will send you the refund within 7 days

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after we get written notice of cancellation and the returned contract. If you live in a state that requires refund of premiums, your total of premiums and transfers allocated to any investment account, other than the Money Market Account, during the “free look” period can’t exceed $10,000. For details, see “Purchasing a Contract and Remitting Premiums,” page __.

Can I transfer among the investment options or make cash withdrawals from the contract?

Currently, you can transfer funds among the investment account options as often as you like (except from the International Equity Account, as described below). You may not, however, make more than two transfers from the International Equity Account in any 90-day period. We also will not accept electronic transfers into or out of the International Equity Account between 2:30 p.m. and 4:00 p.m. Eastern Time on business days. All those transfer requests will be rejected. (We may impose further restrictions in the future, or take other steps to discourage market timing.) All transfers must be for at least $250 or your entire contract accumulation. All cash withdrawals must be for at least $1,000 or your entire contract accumulation. For details, see page __.

Cash withdrawals may be taxed and you may have to pay a tax penalty if you take a cash withdrawal before age 59 1/2.

What are my options for receiving annuity payments under the contract?

Variable annuity payments are available under the contract. Variable annuity payments increase or decrease, depending on how well the funds underlying the investment accounts perform over time. Your payments will also change depending on the income change method you choose --i.e., whether you choose to have your payments revalued monthly or annually.

The contract offers a variety of annuity options, including: One-Life Annuities, which pay income as long as the annuitant lives or until the end of a specified guaranteed period, whichever is longer; Fixed-Period Annuities, which pay income for a period of between 2 and 30 years; and Two-Life Annuities, which pay income as long as the annuitant lives, then continues at either the same or a reduced level for the life of the second annuitant or until the end of a specified guaranteed period, whichever is greater. For details, see “The Contract—the Annuity Period,” page 23.

What death benefits are available under the contract?

If you die before receiving annuity payments, your beneficiary can receive a death benefit. The amount of the death benefit will be the greater of the amounts you’ve accumulated in your accounts or the total premiums paid under your contract (“adjusted” for any cash withdrawals). For details, see “Death Benefits,” page 25.

TIAA-CREF Life Insurance Company and TIAA

The contracts are issued by TIAA-CREF Life Insurance Company, a stock life insurance company organized under the laws of the State of New York on November 20, 1996. All of the

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stock of TIAA-CREF Life is held by TIAA-CREF Enterprises, Inc., a wholly-owned subsidiary of Teachers Insurance and Annuity Association of America (TIAA). TIAA-CREF Life’s headquarters are at 730 Third Avenue, New York, New York 10017-3206.

TIAA is a stock life insurance company, organized under the laws of the State of New York. It was founded on March 4, 1918, by the Carnegie Foundation for the Advancement of Teaching. TIAA is the companion organization of the College Retirement Equities Fund (CREF), the first company in the United States to issue a variable annuity. CREF is a nonprofit membership corporation established in the State of New York in 1952. Together, TIAA and CREF, serving approximately ___ million people, form the principal retirement system for the nation’s education and research communities and one of the largest retirement systems in the world, based on assets under management. As of December 31, 2004, TIAA’s assets were approximately $___ billion; the combined assets for TIAA and CREF totaled approximately $___ billion.

The Separate Account

On July 27, 1998, TIAA-CREF Life established TIAA-CREF Life Separate Account VA-1 as a separate investment account under New York law. The separate account is registered with the SEC as a unit investment trust under the 1940 Act. As part of TIAA-CREF Life, the separate account is also subject to regulation by the State of New York Insurance Department (NYID) and the insurance departments of some other jurisdictions in which the contracts are offered (see the SAI).

Although TIAA-CREF Life owns the assets of the separate account, and the obligations under the contracts are obligations of TIAA-CREF Life, the separate account’s income, investment gains, and investment losses are credited to or charged against the assets of the separate account without regard to TIAA-CREF Life’s other income, gains, or losses. Under New York law, we can’t charge the separate account with liabilities incurred by any other TIAA-CREF Life separate account or other business activity TIAA-CREF Life may undertake.

The separate account’s investment accounts invest in shares of the funds of the TIAA-CREF Life Funds. The TIAA-CREF Life Funds are described briefly below.

TIAA-CREF Life Funds
General

TIAA-CREF Life Funds is an open-end management investment company that was organized as a business trust under Delaware law on August 13, 1998. TIAA-CREF Life Funds currently consists of ten funds but may add other portfolios in the future.

The funds available under your contract are:
Active Equity Funds Using the Dual Investment Management Strategy®:

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The Growth Equity Fund seeks a favorable long-term return, mainly through capital appreciation, primarily from equity securities.

The Growth & Income Fund seeks a favorable long-term total return through both capital appreciation and investment income primarily from income producing equity securities.

The International Equity Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of foreign issuers.

The Large-Cap Value Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of large domestic companies.

Active Equity Funds Using the Quantitative Management Strategysm:

The Small-Cap Equity Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of smaller domestic companies.

Index Funds:

The Stock Index Fund seeks a favorable long-term total return, mainly from capital appreciation, by investing primarily in a portfolio of equity securities selected to track the overall U.S. equity markets.

Specialty Funds:

The Social Choice Equity Fund seeks a favorable long-term total return that reflects the investment performance of the overall U.S. stock market while giving special consideration to certain social criteria.

The Real Estate Securities Fund seeks a favorable long-term total return through both capital appreciation and current income, by investing primarily in equity and fixed-income securities of companies principally engaged in or related to the real estate industry.

Fixed-Income and Money Market Funds:

The Bond Fund seeks as favorable a long-term total return through income as is consistent with preserving capital, primarily from investment grade fixed-income securities.

The Money Market Fund seeks high current income consistent with maintaining liquidity and preserving capital. (Note that there is a possibility that, when contract charges are included, the yield on your Money Market Fund investment could be negative.)

Fund Prospectus

The investment objective, techniques and restrictions of the TIAA-CREF Life Funds, including the “Dual Investment Management Strategy,” the “Quantitative Management Strategy,” and the

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risks of investing in the funds are described fully in its prospectus and SAI. A copy of the prospectus or a profile of that prospectus accompanies this prospectus. The prospectus and SAI of the TIAA-CREF Life Funds may be obtained by writing TIAA-CREF Life Funds, 730 Third Avenue, New York, New York 10017-3206, by calling 877 518-9161, or by accessing the TIAA-CREF Web Center at www.tiaa-cref.org. You should read the prospectus for the TIAA-CREF Life Funds carefully before investing in the separate account.

Investment Management

Teachers Advisors, Inc. (Advisors), an indirect subsidiary of TIAA, manages the assets of the TIAA-CREF Life Funds. Advisors also manages the Stock Index Account of the TIAA Separate Account VA-1, TIAA-CREF Mutual Funds, and TIAA-CREF Institutional Mutual Funds. The same personnel also manage the CREF accounts on behalf of TIAA-CREF Investment Management, LLC, an investment adviser which is also a TIAA subsidiary.

Voting Rights

The separate account is the legal owner of the shares of the funds of the TIAA-CREF Life Funds offered through your contract. It therefore has the right to vote its shares at any meeting of the TIAA-CREF Life Funds’ shareholders. TIAA-CREF Life Funds doesn’t plan to hold annual meetings of shareholders. However, if and when shareholder meetings are held, we will give you the right to instruct us how to vote the shares attributable to your contract. If we don’t receive timely instructions, your shares will be voted by TIAA-CREF Life in the same proportion as the voting instructions received on all outstanding contracts. TIAA-CREF Life may vote the shares of the funds in its own right in some cases, if it determines that it may legally do so.

The number of fund shares attributable to you is determined by dividing your interest in the applicable investment account by the net asset value of the underlying fund.

Adding and Closing Accounts or
Substituting Investment Portfolios; Adding or
Deleting Income Methods

We can add new investment accounts in the future that would invest in other fund portfolios or other funds. We don’t guarantee that the separate account, any existing investment account or any investment account added in the future, will always be available. We reserve the right to add or close accounts, substitute one investment portfolio for another with the same or different fees and charges, combine accounts or investment portfolios, or add, delete or stop providing income options from any investment account. We can also stop or start providing income-paying annuities under either the annual or monthly income change method from any current or future investment account. We can also make any changes to the separate account or to the contract required by applicable laws relating to annuities or otherwise. TIAA-CREF Life can make these and some other changes at its discretion, subject to NYID and SEC approval as required. The separate account can (i) operate under the 1940 Act as an investment company, or in any other form permitted by law, (ii) deregister under the 1940 Act if registration is no longer required, or

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(iii) combine with other separate accounts. As permitted by law, TIAA-CREF Life may transfer the separate account assets to another separate account or account of TIAA-CREF Life or another insurance company or transfer the contract to another insurance company.

The Contract—the Accumulation Period

The contract is an individual flexible-premium (you can contribute varying amounts) deferred annuity that accepts only after-tax dollars. The rights and benefits of the contract are summarized below. However, the descriptions you read here are qualified entirely by the contract itself. We plan on offering the contract in all fifty states, the District of Columbia and the United States Virgin Islands, although currently the contract will not be available to residents in those states where we haven’t yet received regulatory approval.

Purchasing a Contract and Remitting Premiums

Initial Premiums. We’ll issue you a contract as soon as we receive your completed application and your initial premium at our home office. Initial premiums must be for at least $2,500. Please send your check, payable to TIAA-CREF Life Insurance Company, along with the application to:

TIAA-CREF P.O. Box 530189 Atlanta, GA 30353-0189

Note that we cannot accept money orders, travelers checks, or cash. In addition, we will not accept a third-party check where the relationship of the payor to the account owner cannot be identified from the face of the check. We will credit your initial premium within two business days after we receive all necessary information or the premium itself, whichever is later. If we don’t have the necessary information within five business days, we’ll return your initial premium unless you instruct us otherwise upon being contacted.

Important Information About Procedures for Opening a New Account

To help the U.S. government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including us, to obtain, verify and record information that identifies each person who opens an account.

     What this means for you: When you open an account, we will ask for your name, address, date of birth, social security number and other information that will allow us to identify you, such as your home telephone number. Until you provide us with the information we need, we may not be able to open an account or effect any transactions for you.

If we are unable to verify your identity, or that of another person authorized to act on your behalf, or if we believe that we have identified potentially criminal activity, we reserve the right to take such action as we deem appropriate, which may include closing your account.

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Additional Premiums. Subsequent premiums must be for at least $50. We reserve the right to limit premiums to no more than $1,000,000 a year. Send a check, payable to TIAA-CREF Life Insurance Company, along with a personalized payment coupon (supplied upon purchasing a contract) to:

TIAA-CREF Personal Annuity Premiums P.O. Box 530195 Atlanta, GA 30353-0195

If you don’t have a coupon, use a separate piece of paper to give us your name, address and contract number. These premiums will be credited as of the business day we receive them, and allocated in the same way as your prior premiums, unless you instruct otherwise. Currently, TIAA-CREF Life will accept premiums at any time both the contractowner and the annuitant are living and your contract is in the accumulation period. However, we reserve the right not to accept premiums under this contract after you have been given three months’ notice.

Electronic Payment. You may make initial or subsequent investments by electronic payment. You may also establish an automatic investment plan using Electronic Funds Transfers (EFT) by completing an authorization form. A federal wire is usually received the same day and an ACH is usually received by the second day after transmission. Be aware that your bank may charge you a fee to wire funds, although ACH is usually less expensive than a federal wire. Here’s what you need to do:

1.	If you are sending in an initial premium, send us your application;

2.	Instruct your bank to wire money to:

Citibank, N.A.
ABA Number 021000089
New York, NY
Account of: TIAA-CREF Life Insurance Company
Account Number: 4068-4865

3.	Specify on the wire:

•Your name, address and Social Security Number(s) or Taxpayer Identification Number
•Indicate if this is for a new application or existing contract (provide contract number if existing)

Internet Transactions. If your state allows, you may complete and send us an application over the Internet, as long as you transmit your premium by electronic payment. Please visit the TIAA-CREF Web Center at www.tiaa-cref.org and click on the after-tax personal annuities section for more information. Once completed, your transaction cannot be modified or cancelled (other than by exercising your “free look” right).

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Certain Restrictions. You may only open one contract in any calendar year. Except as otherwise described in this prospectus, the contract doesn’t restrict how large your premiums are or how often you send them, although we reserve the right to impose restrictions in the future. Currently, your total premiums and transfers to the investment accounts, other than the Money Market Account, during the “free look” period can’t exceed $10,000 if you live in any of the following states:

Jurisdiction	“Free Look”
Period (days)

Connecticut	30
Georgia	10
Hawaii	10
Idaho	20
Iowa	10
Louisiana	10
Massachusetts	10
Michigan	10
Missouri	10
Nebraska	10
North Carolina	20
Oklahoma	10
Oregon	10
Rhode Island	10
South Carolina	31
Utah	20
Washington	10
West Virginia	10
Wisconsin	20 *

* if replacement contract

In addition, the total amount of premiums we accept from any financial advisory firm may be limited. Call us for more information.

We reserve the right to reject any premium payment or to place dollar limitations on the amount of a premium. If mandated under applicable law, including federal laws designed to counter terrorism and prevent money laundering, we may be required to reject a premium payment. We may also be required to block a contractowner’s account and refuse to pay any request for transfers, withdrawals, surrenders, or death benefits, until instructions are received from the

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appropriate regulator. We may also be required to provide additional information about you and your contract to government regulators.

More About Remitting Premiums. We will not be deemed to have received any premiums sent to the addresses designated in this prospectus for remitting premiums, until the third party service that administers the receipt of mail through those addresses has processed the payment on our behalf.

Accumulation Units

The premiums you allocate or transfers you make to the investment accounts purchase accumulation units. We calculate how many accumulation units to credit by dividing the amount allocated or transferred to the particular investment account by its accumulation unit value calculated at the close of the business day when we received your premium or completed transfer request. We may use a later business day for your initial premium. To determine how many accumulation units to subtract for transfers out and cash withdrawals, we use the unit value for the business day when we receive your completed transaction request and all required information and documents (unless you’ve chosen a later date).

The value of the accumulation units will depend mainly on the investment experience of the underlying investment fund, though the unit value reflects expense deductions from assets by TIAA-CREF Life. We calculate the unit value at the close of each valuation day. We multiply the previous day’s unit value by the net investment factor for the pertinent investment account of the separate account. The net investment factor reflects, for the most part, changes in the net asset value of the shares of the fund held by the investment account, and investment income and capital gains distributed to the investment account. The net investment factor is decreased by the separate account expense and risk charges.

Transfers

You can transfer some (at least $250 at a time) or all of the amount you accumulate under your contract among the separate account’s investment accounts. Currently, we don’t charge you for transfers or limit the number of transfers you may make among the investment account options (except from the International Equity Account, as described below). If you make 25 or more transfers in any year, we reserve the right to impose a charge of $25 per transfer.

Market Timing/Transfer Policies

There are contractowners who may try to profit from transferring money back and forth among investment accounts in an effort to “time” the market. As money is shifted in and out of these accounts, we incur transaction costs and the underlying funds incur expenses for buying and selling securities. In addition, market timing can interfere with efficient portfolio management and cause dilution, if timers are able to take advantage of pricing inefficiencies. These costs are borne by all contractowners, including long-term investors who do not generate the costs.

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To discourage market-timing activity and control certain transfer activity, TIAA-CREF Life has adopted the following policies and procedures.

• You may not make more than two transfers from the International Equity Account in any 90-day period. We reserve the right to further limit transfers from any of the investment accounts in the future to as little as one transfer every 90 days.

• We will not accept electronic transfers (i.e., over the Internet, by telephone or by fax) into or out of the International Equity Account between 2:30 p.m. and 4:00 p.m. Eastern Time on business days. All those transfer requests will be rejected. (We will, however, give you the option of re-submitting the request to be effective on a later business day.) Similarly, any instructions to change or cancel a previously submitted request will be rejected if those instructions are submitted electronically after 2:30 p.m. Eastern Time. If the close of trading on the New York Stock Exchange is earlier than 2:30 p.m., the restrictions on these electronic transactions will begin at the market close.

• As described above, if you make 25 or more transfers in any year, we reserve the right to impose a charge of $25 per transfer.

• If we regard the transfer activity as disruptive to the Underlying Funds’ efficient portfolio management, based on the timing or amount of the investment or because of a history of excessive trading by the investor, we may limit a contractowner's ability to make transfers by telephone, fax or over the Internet.

• We may stop doing business with financial advisors who engage in excessive transfer activity on behalf of their clients.

We seek to apply our market timing and other transfer policies uniformly to all contractowners. No exceptions are made with respect to the policies. The contract is not appropriate for market timing. You should not invest in the contract if you want to engage in market timing activity.

Contractowners seeking to engage in market timing may deploy a variety of strategies to avoid detection, and, despite our efforts to discourage market timing, there is no guarantee that TIAA-CREF Life or its agents will be able to identify all market timers or curtail their trading practices.

Cash Withdrawals

You can withdraw some or all of your accumulation in the investment accounts. Cash withdrawals must be for at least $1,000 (or your entire accumulation, if less). Any withdrawal that would reduce your contract accumulations below $1,000 will be considered a request for a

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full surrender. We also reserve the right to cancel any contract where your total amount in the separate account falls below $1,000. There’s no charge for cash withdrawals.

If you withdraw your entire accumulation in the separate account, we’ll cancel your contract and all of our obligations to you under the contract will end.

Systematic Withdrawals and Dollar Cost Averaging

You may set up a program to make cash withdrawals or engage in dollar cost averaging automatically, subject to state regulatory approval. You may do so by specifying that we withdraw or transfer from an account accumulation any fixed number of accumulation units, dollar amount or percentage of accumulation, until you tell us to stop the transactions or until your accumulation is exhausted. You must have total accumulations of at least $10,000 under your contract to start a program, and the program must be set up so that at least $100 is automatically withdrawn or transferred at a time. Your withdrawal and transfer transactions cannot begin earlier than seven days after we receive all your required forms, and you may not begin a program during the “free look” period. We reserve the right to suspend the systematic withdrawal and dollar cost averaging programs at any time. Systematic withdrawals will terminate if a transaction would cause the contract accumulation to fall below $1,000. Note that systematic withdrawals and dollar cost averaging does not assure or profit or protect against a loss in declining markets.

Withdrawals to Pay Advisory Fees

You can set up a program to have monies withdrawn directly from your contract accumulations to pay your financial advisor. You will be required to complete and return certain forms to effect these cash withdrawals, indicating how you want these monies to be withdrawn. Funds will be withdrawn from each of your accounts on a pro rata basis. These payments will be treated as cash withdrawals for tax purposes. If you are under age 59 1/2 you will likely incur a 10 percent federal tax penalty on earnings in addition to regular income tax. You should discuss the potential for this penalty with a qualified tax advisor before agreeing to have advisory fees deducted from your contract. Before you set up this program, make sure you understand all the possible tax consequences. We reserve the right to determine which financial advisors are eligible for this type of fee arrangement.

General Considerations for All Transfers and Cash Withdrawals

You can tell us how much you want to transfer or withdraw in dollars, accumulation units, or as a percentage of your accumulation.

Transfers and cash withdrawals are effective at the end of the business day we receive your request and any required information and documentation. Transfers and cash withdrawals made at any time other than during a business day will be effective at the close of the next business day. You can also defer the effective date of a transfer or cash withdrawal to a future business day acceptable to us.

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To request a transfer, write to TIAA-CREF Life’s home office, call our Automated Telephone Service at 800 842-2252 (there is an option to speak with a live person, if you wish), or go to the TIAA-CREF Web Center’s account access feature at www.tiaa-cref.org. If you make a telephone or Internet transfer at any time other than during a business day, it will be effective at the close of the next business day. We can suspend or terminate your ability to transfer by telephone, fax, or over the Internet at any time for any reason.

Tax Issues

Make sure you understand the possible federal and other income tax consequences of transfers and cash withdrawals. Cash withdrawals are taxed at the rates for ordinary income—i.e., they are not treated as capital gains. Withdrawals before age 59 1/2 may subject you to early-distribution taxes as well. For details, see “Federal Income Taxes,” page __.

Charges
Separate Account Charges

We deduct charges each valuation day from the assets of each investment account for various services required to administer the separate account and the contracts and to cover certain insurance risks borne by TIAA-CREF Life. The contract allows for total separate account charges (i.e., administrative expense and mortality and expense risk charges) of 1.20 percent of net assets of each investment account annually. TIAA-CREF Life has waived a portion of the mortality and expense risk charges so that current separate account charges are at an annual rate of 0.60 percent of net assets annually. While TIAA-CREF Life reserves the right to increase the separate account charges at any time (up to the 1.20 percent maximum), we will provide at least three months’ notice before any raise.

Administrative Expense Charge. This charge is for administration and operations, such as allocating premiums and administering accumulations. The daily deduction is equivalent to 0.20 percent of net assets annually.

Mortality and Expense Risk Charge. TIAA-CREF Life imposes a daily charge as compensation for bearing certain mortality and expense risks in connection with the contract. The current daily deduction is equal to 0.40 percent of net assets annually.

TIAA-CREF Life’s mortality risks come from its obligations under the contracts to make annuity payments under the One-Life Annuity and the Two-Life Annuity and to pay death benefits before the annuity starting date. TIAA-CREF Life assumes the risk of making annuity payments regardless of how long the annuitant(s) may live or whether the mortality experience of annuitants as a group is better than expected. TIAA-CREF Life also bears a risk in connection with its death benefit guarantee, since a death benefit may be more than the actual amount of an accumulation at the time when we receive proof of death.

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TIAA-CREF Life’s expense risk is the possibility that TIAA-CREF Life’s actual expenses for administering and marketing the contract and for operating the separate account will be higher than the amount recovered through the administrative expense deduction.

If the mortality and expense risk charge allowed under the contract isn’t enough to cover TIAA-CREF Life’s costs, TIAA-CREF Life will absorb the deficit. On the other hand, if the charge more than covers costs, TIAA-CREF Life will profit. TIAA-CREF Life will pay a fee from its general account assets, which may include amounts derived from the mortality and expense risk charge, to Teachers Personal Investors Services, Inc. (TPIS), the principal distributor of the contract.

Other Charges and Expenses

Fund Expenses. Certain deductions and expenses of the underlying funds are paid out of the assets of the TIAA-CREF Life Funds. These expenses include charges for investment advice, portfolio accounting, custody, and similar services provided for the fund. Advisors is entitled to an annual fee based on a percentage of the average daily net assets of each fund, under an investment management agreement between Advisors and the TIAA-CREF Life Funds. The fund fees are as follows:

Annual Fund Expenses (as
a percentage of the average
daily net assets of the fund)

Growth Equity Fund	0.25%

Growth & Income Fund	0.23%

International Equity Fund	0.29%

Large-Cap Value Fund	0.24%

Small-Cap Equity Fund	0.10%

Stock Index Fund	0.06%

Social Choice Equity Fund	0.07%

Real Estate Securities Fund	0.25%

Bond Fund	0.10%

Money Market Fund	0.06%

For more on underlying fund deductions and expenses, read the TIAA-CREF Life Funds prospectus.

No Deductions from Premiums. The contract provides for no front-end charges.

Premium Taxes. Currently, residents of several states may be subject to premium taxes on their contract. We normally will deduct any charges for premium taxes from your accumulation when

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it’s applied to provide annuity payments. However, if a jurisdiction requires that premium taxes be paid at other times, such as when premiums are paid or when cash withdrawals are taken, we’ll deduct premium taxes then. State premium taxes currently range from 1.00 percent to 3.50 percent of premium payments.

Annual Maintenance Fee. Your contract will be subject to an annual maintenance fee of $25, which will be assessed on every annual anniversary of your contract and on surrender of your contract. We will waive the annual maintenance fee if your contract accumulations exceed $25,000 on the anniversary date of your contract or the day you surrender your contract.

The Contract—the Annuity Period

You can apply your contract accumulations to provide you with variable annuity payments from one or more of the separate account’s variable investment accounts. Annuity payments will be based, among other things, on the amount of your accumulation, your choice of income option, and your choice among the payout options. Your payments will be based on the investment returns of the fund(s) underlying the variable account(s) you choose and the income charge method you choose. You may elect to receive monthly, quarterly, semi-annual or annual payments. If your annuity payments would be less than $100 under the payment option you choose, we may make annuity payments less frequently than that. The total value of annuity payments made to you may be more or less than the total premiums you paid under the contract.

When Annuity Payments Begin

Generally you pick the date when you want annuity payments to begin when you first apply for a contract. The date you choose can’t be later than the annuitant’s 90th birthday. You can choose or change this annuity starting date at any time before annuity payments begin. In any case, the annuity starting date will be the first day of a month and can’t be earlier than fourteen months after the day your contract is issued (twelve months for contracts issued in Florida). Your first annuity check may be delayed while we process your choice of income options and calculate the amount of your initial payment.

For payments to begin on the annuity starting date you chose, we must have received all information and documentation necessary for the income option you’ve picked. If we haven’t received all the necessary information, we’ll defer the annuity starting date until the first day of the month after the information has reached us, but not beyond the annuitant’s 90th birthday. If you haven’t picked an income option by then or if we have not otherwise received all the necessary information, we will begin payments under a One-Life Annuity with, if allowed under federal tax law, a ten year guaranteed period. The payments will be made out of the investment accounts to which your accumulations were allocated, with the initial payments in the same proportion as the accumulation.

Technically all benefits are payable at TIAA-CREF Life’s home office, but if you instruct us, we’ll send your annuity payments by mail to your home address or (on your request) by mail or electronic fund transfer to your bank. If the address or bank where you want your payments

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changes, it’s your responsibility to let us know. We can send payments to your residence or most banks abroad.

Income Payments

Your initial income payments out of the investment accounts will be based on:

  the value of your accumulation in an investment account on the last valuation day before the annuity starting date the annuity option you choose

  the length of the fixed period or guaranteed period, as applicable the frequency of payment you choose

  the ages of the annuitant and any second annuitant, and

  an assumed annual investment return of 4 percent and the current mortality basis, not to be less than that set forth in the contract’s rate schedule

Subsequent payments will be based on the investment experience of the funds underlying the investment accounts relative to the 4 percent assumed annual investment return, and the income change method you choose. In general, your payments will increase if the performance of the investment account (net of expenses) is greater than 4 percent and decrease if the performance is less than 4 percent.

You may choose either an annual or monthly income change method for your variable annuity payments. Under the annual income change method, payments from the investment accounts will change each May 1, based on the net investment results of the funds underlying the investment account during the prior year (April 1 through March 31). Under the monthly income change method, payments from the investment accounts will change every month, based on the net investment results during the previous month. The amount of your next payment will be determined on the 20th day of each month (or, if the 20th is not a business day, the prior business day).

For a full discussion of how we determine the amount of variable annuity payments, see the SAI.

Annuity Options

You have a number of different annuity options. The current options are:

• One-Life Annuities with or without Guaranteed Period. Pays income as long as the annuitant lives. If you opt for a guaranteed period (10, 15 or 20 years) and your annuitant dies before it’s over, income payments will continue to you or your beneficiary until the end of the period. The guaranteed period cannot exceed the annuitant’s life expectancy. If you don’t opt for a guaranteed period, all payments end at the annuitant’s death -- so that it’s possible for you to receive only one payment if your annuitant dies less than a month after payments start.

• Fixed-Period Annuities. Pays income for a stipulated period of not less than two nor more than thirty years. At the end of the period you’ve chosen, payments stop. If you die before the

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period is up, your beneficiary becomes the contractowner. The period you choose cannot exceed the annuitant’s life expectancy.

• Two-Life Annuities with or without Guaranteed Period. Pays income to you as long as the annuitant or second annuitant lives, then continues at either the same or a reduced level for the life of the survivor, or until the end of the specified guaranteed period, whichever period is longer. The guaranteed period cannot exceed the annuitants’ life expectancy. There are three types of two-life annuity options, all available with or without a guaranteed period -- Full Benefit While Either the Annuitant or the Second Annuitant is Alive, Two-Thirds Benefit After the Death of Either the Annuitant or the Second Annuitant, and a Half-Benefit After the Death of the Annuitant.

From the investment accounts, you or your beneficiary have the right to receive in a lump sum the commuted value of any periodic payments or other amounts remaining due (i) while guaranteed period payments are being made, or (ii) under a Fixed-Period Annuity.

Transfers During the Annuity Period

You will be able to transfer all or part of the future annuity income payable from each investment account one time each calendar quarter to another investment account.

We’ll process your transfer on the business day we receive your request. Alternatively, you can choose to have a transfer take effect at the close of any future business day, or the last calendar day of the current or any future month, even if it’s not a business day. Transfers under the annual income payment method will affect your annuity payments beginning on the May 1 following the March 31 which is on or after the effective date of the transfer. Transfers under the monthly income payment method will affect your annuity payments beginning with the first payment due after the monthly payment valuation day that is on or after the transfer date.

You can switch between the annual and monthly income change methods, and the switch will go into effect on the following March 31.

For more, see the SAI.

Death Benefits

Availability; Choosing Beneficiaries

Death benefits are available if you or the annuitant die during the accumulation period. When you fill out an application for a contract, you name one or more beneficiaries to receive the death benefit if you die. You can change your beneficiary at any time during the accumulation period. For more information on designating beneficiaries, contact TIAA-CREF Life or your legal advisor.

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Special Option for Spouses

If your spouse is the sole beneficiary when you die, your spouse can choose to become the contractowner and continue the contract, or receive the death benefit. If your spouse does not make a choice within 60 days after we receive proof of death, your spouse will automatically become the contractowner. Your spouse will also become the annuitant if you were the annuitant.

Payment of Death Benefit

To authorize payment and pay a death benefit, TIAA-CREF Life must have received all necessary forms and documentation, including proof of death and the selection of the method of payment. Even if we have not received all of the required information, the death benefits will be paid by the first day of the month following the 60th day after we receive proof of death. If no method of payment has been chosen by that time, we will pay the death benefit as annual payments for a fixed period ending in the twelve-month period before the fifth anniversary of the death. Payments will be made in the same proportion as each investment account’s accumulation to the contract’s total investment account accumulation.

Amount of Death Benefit

We calculate the death benefit every business day. The amount of the death benefit as of the death benefit date will equal the greater of (1) your accumulation or (2) the guaranteed minimum death benefit. The guaranteed minimum death benefit as of any valuation day is equal to the sum of all premiums credited less the adjusted sum of any withdrawals made. The adjusted sum of withdrawals is the sum of the products of each withdrawal multiplied by the greater of 1 and the ratio of A to B, where:

  A is the value of the guaranteed minimum death benefit on the valuation day preceding the withdrawal; and

  B is the contract accumulation on the valuation day of the withdrawal, excluding the effect of any transactions on that day.

If a benefit is payable under the guaranteed minimum death benefit provision on the day we first receive proof of death, any shortfall between the amount of the guaranteed minimum death benefit and the accumulated value of the entire contract will be deposited by TIAA-CREF Life into the Money Market Account. This amount will continue to participate in the investment experience of the Money Market Account until the day death benefits are paid.

Methods of Payment of Death Benefits

At present, the sole method of payment for death benefits is:

• Single-Sum Payment. The entire death benefit is paid at once. When the beneficiary is an estate, the single-sum method is automatic, and TIAA-CREF Life reserves the right to pay death

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benefits only as a single sum to any beneficiary that is not a natural person. Single-sum payments must be made within five years of your death.

TIAA-CREF Life may offer alternative methods of payment for death benefits in the future, subject to any necessary regulatory approvals. You will be notified in advance if alternative death benefit payment methods become available.

Timing of Payments

Usually we’ll make the following kinds of payments from the investment accounts within seven calendar days after we’ve received the information we need to process a request:

1.	Cash withdrawals;

2.	Transfers to another investment account or another company; and

3.	Death benefits.

We can extend the seven-day period only if (1) the NYSE is closed (or trading restricted by the SEC) on a day that isn’t a weekend or holiday; (2) an SEC-recognized emergency makes it impractical for us to sell securities or determine the value of assets in the separate account; or (3) the SEC says by order that we can or must postpone payments to protect you and other separate account contractowners.

Federal Income Taxes

The following discussion is based on our understanding of current federal income tax law, and is subject to change. For complete information on your personal tax situation, check with a qualified tax advisor.

Taxation of Annuities

The following discussion assumes the contracts qualify as annuity contracts for federal income tax purposes (see the SAI for more information):

In General. Internal Revenue Code (IRC) section 72 governs annuity taxation generally. We believe an owner who is a natural person usually won’t be taxed on increases in the value of a contract until there is a distribution (i.e., the owner withdraws all or part of the accumulation or takes annuity payments). Since transfers among investment accounts under the contract aren’t considered distributions, they won’t be taxed. Assigning, pledging, or agreeing to assign or pledge any part of the accumulation usually will be considered a distribution.

Withdrawals of accumulated investment earnings are taxable as ordinary income. Generally under the IRC, withdrawals are first allocated to investment earnings.

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The owner of any annuity contract who is not a natural person (such as a trust) generally must include in income any increases in the value of the contract during the taxable year.

The following discussion applies generally to contracts owned by a natural person:

Withdrawals. If you withdraw funds from your contract before the annuity starting date, IRC section 72(e) usually deems taxable any amounts received to the extent that the accumulation value at the time you withdraw exceeds your investment in the contract. The investment in the contract usually equals all premiums paid by the contractowner or on the contractowner’s behalf.

If you withdraw your entire accumulation under a contract, you will be taxed only on the part that exceeds your investment in the contract.

Annuity Payments. Although tax consequences can vary with the income option you pick, IRC section 72(b) provides generally that, before you recover the investment in the contract, part of each annuity income payment is treated as recovery of your investment in the contract, and can be excluded from your income. After you recover your investment in the contract, all additional annuity payments are fully taxable.

Taxation of Death Benefit Proceeds. Amounts may be paid from a contract because an owner has died. If the payments are made in a single sum, they’re taxed the same way a full withdrawal from the contract is taxed. If they are distributed as annuity payments, they’re taxed as annuity payments.

Penalty Tax on Some Withdrawals. You may have to pay a penalty tax (10 percent of the amount treated as taxable income) on some withdrawals. However, there is usually no penalty on distributions:

(1)	on or after you reach age 59 1/2;

(2)	after you die (or after the annuitant dies, if the owner isn’t an individual);

(3)	after you become disabled; or

(4)	that are part of a series of substantially equal periodic (at least annual) payments for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your beneficiary.

Possible Tax Changes. Legislation is proposed from time to time that would change the taxation of annuity contracts. It is possible that such legislation could be enacted and that it could be retroactive (that is, effective prior to the date of the change). You should consult a tax adviser regarding legislative developments and their effect on the contract.

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Transfers, Assignments or Exchanges of a Contract

Transferring contract ownership, pledging the contract as security for a loan, designating an annuitant, payee or other beneficiary who is not also the owner, or exchanging a contract can have other tax consequences that we don’t discuss here. If you’re thinking about any of those transactions, contact a tax advisor.

Withholding

Annuity distributions are usually subject to withholding for the recipient’s federal income tax liability at rates that vary according to the type of distribution and the recipient’s tax status. However, recipients can usually choose not to have tax withheld from distributions.

Multiple Contracts

In determining gross income, section 72(e) will treat as one contract all TIAA-CREF Life and TIAA non-qualified deferred annuity contracts issued to the same owner during any calendar year. This could affect when income is taxable and how much might be subject to the 10 percent penalty tax (see above). Consult a tax advisor before buying more than one annuity contract for the purpose of gaining a tax advantage.

Possible Charge for TIAA-CREF Life’s Taxes

Currently we don’t charge the separate account for any federal, state, or local taxes on it or its contracts (other than premium taxes—see page __), but we reserve the right to charge the separate account or the contracts for any tax or other cost resulting from the tax laws that we believe should be attributed to them.

Tax Advice

What we tell you here about federal and other taxes isn’t comprehensive and is for general information only. It doesn’t cover every situation. Taxation varies depending on the circumstances, and state and local taxes may also be involved. For complete information on your personal tax situation, check with a qualified tax advisor.

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Condensed Financial Information

Presented below is condensed financial information for the separate account. The condensed financial information is derived from the separate account financial statements audited by Ernst & Young LLP, independent auditors, for the year ended December 31, 2004. The table shows per accumulation unit data and total returns for the Stock Index, Growth Equity, Growth & Income, International Equity, Social Choice Equity, Large-Cap Value, Small-Cap Equity, Real Estate Securities, Bond, and Money Market variable investment accounts of the separate account. The data should be read in conjunction with the financial statements and other financial information included in the SAI. It is available without charge upon request.

[chart to be updated and filed by amendment]

	For the Period July 8, 2003 (commencement of operations) to December 31, 2003 (a)

	Growth	Growth	International	Stock	Social Choice	Large-Cap	Small-Cap	Real Estate		Money
	Equity	& Income	Equity	Index	Equity	Value	Equity	Securities	Bond	Market
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Per Accumulation Unit data:
Investment income	$ .081	$ .218	$ .193	$ .678	$ .235	$1.335	$3.630	$4.140	$ .370	$ .051
Expenses	.007	.009	.016	.017	.013	.029	.056	.018	.016	.031

Investment income-net	.074	.209	.177	.661	.222	1.306	3.574	4.122	.354	.020
Net realized and unrealized gain
(loss) on investments	2.731	3.782	4.293	5.404	4.667	6.842	8.361	5.615	(.128)	--

Net increase in
Accumulation Unit value	2.805	3.991	4.470	6.065	4.889	8.148	11.935	9.737	.226	.020
Accumulation Unit value:
Beginning of period	10.195	15.578	11.118	20.173	16.715	24.978	24.730	24.814	25.000	10.000

End of period	$13.000	$19.569	$15.588	$26.238	$21.604	$33.126	$36.665	$34.551	$25.226	$10.020

Total return	27.51%	25.62%	40.21%	30.06%	29.25%	32.62%	48.26%	39.24%	0.90%	0.20%
Ratio to average net assets:
Expenses (b)	0.29%	0.29%	0.29%	0.29%	0.29%	0.29%	0.29%	0.29%	0.29%	0.29%
Investment income–net	3.04%	6.82%	3.17%	11.54%	5.05%	13.06%	18.83%	65.57%	6.32%	0.19%
Portfolio turnover rate	397.49%	0.09%	648.91%	22.42%	0.89%	335.40%	175.00%	6.18%	0.11%	244.92%
Accumulation Units outstanding at
end of period	22,249	15,369	18,273	34,809	19,160	10,038	12,327	18,323	21,739	82,225

(a)	The percentages shown for this period are not annualized.

(b)	Does not include expenses of the underlying TIAA-CREF Life Funds.

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General Matters
Telephone and Internet Transactions

You can use our Automated Telephone Service (ATS) or the TIAA-CREF Web Center’s account access feature to check your accumulation balances and/or your current allocation percentages, transfer among the investment accounts and/or allocate future premiums to the investment accounts. You will be asked to enter your Personal Identification Number (PIN) and Social Security number for both systems. Both will lead you through the transaction process and will use reasonable procedures to confirm that instructions given are genuine. All transactions made over the ATS and the Internet are electronically recorded.

To use the ATS, you need a touch-tone phone. The toll free number for the ATS is 800 842-2252. To use the Internet, access the TIAA-CREF Web Center at www.tiaa-cref.org.

We can suspend or terminate your ability to transact by telephone, fax, or over the Internet at any time for any reason.

Contacting TIAA-CREF Life

We won’t consider any notice, form, request, or payment to have been received by TIAA-CREF Life until it reaches our home office at 730 Third Avenue, New York, New York 10017-3206 or the post office box specifically designated for the purpose. You can ask questions by calling toll-free 800 223-1200.

Customer Complaints

Customer complaints may be directed to our Planning and Service Center, Customer Relations Unit (A2-01), 8500 Andrew Carnegie Blvd., Charlotte, N.C. 28262, telephone 800 223-1200.

Electronic Prospectuses

If you received this prospectus electronically and would like a paper copy, please call 877 518-9161, and we will send it to you.

Householding

To cut costs and eliminate duplicate documents sent to your home, we may begin mailing only one copy of the prospectus, prospectus supplements, annual and semi-annual reports, or any other required documents, to your household, even if more than one contractowner lives there. If you would prefer to continue receiving your own copy of any of these documents, you may call us toll-free at 877 518-9161, or write us.

31

Signature Requirements

For some transactions, we may require your signature to be notarized or guaranteed by a commercial bank or a member of a national securities exchange.

Errors or Omissions

We reserve the right to correct any errors or omissions on any form, report or statement that we send you.

Distributing the Contracts

The contracts are offered continuously by Teachers Personal Investors Services, Inc. (TPIS) and, in some instances, TIAA-CREF Individual & Institutional Services, LLC (Services), subsidiaries of TIAA which are both registered with the SEC as broker-dealers and are members of the NASD. TPIS may also enter into selling agreements with third parties to distribute the contracts. TPIS may be considered the “principal underwriter” for interests in the contract. Anyone distributing the contract must be a registered representative of either TPIS or Services or have entered into a selling agreement with TPIS. The main offices of TPIS and Services are at 730 Third Avenue, New York, New York 10017-3206. No commissions are paid in connection with the distribution of the contracts.

Legal Proceedings

Neither the separate account, TIAA-CREF Life, TPIS, Services nor Advisors is involved in any legal action that we consider material to the separate account.

32

Table of Contents for the
Statement of Additional Information

Item	Page in the
Statement of
Additional
Information
Variable Annuity Payments	B-1

Tax Status of the Contract	B-1

Statements and Reports	B-2

General Matters	B-2

State Regulation	B-2

Legal Matters	B-2

Experts	B-2

Additional Developments	B-2

Additional Information	B-2

Financial Statements	B-2

33

Prospectus - May 1, 2005

Personal Annuity Select

Individual Deferred Variable Annuity Contract Funded Through
TIAA-CREF Life Separate Account VA-1 of TIAA-CREF Life Insurance Company

This prospectus describes information you should know before investing in the Personal Annuity Select, an individual deferred variable annuity contract offered by TIAA-CREF Life Insurance Company (TIAA-CREF Life) and funded through the TIAA-CREF Life Separate Account VA-1 (the separate account). Before you invest, please read this prospectus carefully, along with the accompanying fund prospectus, and keep it for future reference.

IMPORTANT NOTE: TIAA-CREF Life has suspended sales of the Personal Annuity Select contracts. Since May 22, 2003, TIAA-CREF Life has not been distributing new applications for the contracts. Existing contracts remain in effect and existing contractowners can continue to contribute money to their contracts.

The contract is designed for individual investors who desire to accumulate funds on a tax-deferred basis for retirement or other long-term investment purposes, and to receive future payment of those funds as lifetime income or through other payment options. Whether the contract or certain investment options are available to you is subject to approval by regulatory authorities in your state.

You may allocate premiums to a TIAA-CREF Life fixed account or to the separate account's eight variable investment accounts which invest in the following funds of the TIAA-CREF Life Funds:

  Growth Equity Fund

  Growth & Income Fund

  International Equity Fund

  Large-Cap Value Fund

  Small-Cap Equity Fund

  Stock Index Fund

  Social Choice Equity Fund

  Real Estate Securities Fund

As with all variable annuities, your accumulation in the variable component of your contract can increase or decrease, depending on how well the investment account's mutual fund investment performs over time. TIAA-CREF Life doesn't guarantee the investment performance of the funds or the investment accounts, and you bear the entire investment risk.

More information about the separate account and the contract is on file with the Securities and Exchange Commission (SEC) in a "Statement of Additional Information" (SAI) dated May 1, 2004. You can receive a free SAI by writing us at TIAA-CREF Life, 730 Third Avenue, New York, New York 10017-3206 (attention: Central Services), or by calling 877 518-9161. The SAI is "incorporated by reference" into the prospectus; that means it's legally part of the prospectus. The SAI's table of contents is on the last page of this prospectus. The SEC maintains a Website (www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding the separate account.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

An investment in the contract is not a deposit of the TIAA-CREF Trust Company, FSB, and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Table of Contents

     Definitions Summary

     TIAA-CREF Life Insurance Company and TIAA

     The Separate Account TIAA-CREF Life Funds

     Adding and Closing Accounts or Substituting Investment Portfolios; Adding or Deleting Income Methods

     The Contract—The Accumulation Period

     Charges

     The Contract—The Annuity Period

     Death Benefits

     Timing of Payments

     Federal Income Taxes

     Condensed Financial Information

     General Matters

     Distributing the Contracts

     Legal Proceedings

     Table of Contents for the Statement of Additional Information

1 9 9 11 12 19 20 24 25 26 29 32 33 33 34

This prospectus outlines the terms of the variable annuity issued by TIAA-CREF Life. It doesn't constitute an offering in any jurisdiction where such an offering can't lawfully be made. No dealer, salesman, or anyone else is authorized to give any information or to make any representation about this offering other than what is contained in this prospectus. If anyone does so, you shouldn't rely on it.

Definitions

Throughout the prospectus, "TIAA-CREF Life," "we," and "our" refer to TIAA-CREF Life Insurance Company. "You" and "your" mean any contractowner or any prospective contractowner.

The terms and phrases below are defined so you'll know precisely how we're using them. To understand some definitions, you may have to refer to other defined terms.

1940 Act.

The Investment Company Act of 1940, as amended.

Accumulation.

The total value of your accumulation units.

Accumulation Period.

The period that begins with your first premium and continues as long as you still have an amount accumulated in either the separate account or the fixed account.

Accumulation Unit.

A share of participation in the separate account.

Annuitant.

The natural person whose life is used in determining the annuity payments to be received. The annuitant may be the contractowner or another person.

Annuity Unit.

A measure used to calculate the amount of annuity payments due a contractowner.

Beneficiary.

Any person or institution named to receive benefits if you die during the accumulation period or if you die while any annuity income or death benefit payments remain due. You don't have to name the same beneficiary for both of these two situations.

Business Day.

Any day the New York Stock Exchange (NYSE) is open for trading. A business day ends at 4 p.m. Eastern Time, or when trading closes on the NYSE, if earlier.

Calendar Day.

Any day of the year. Calendar days end at the same time as business days.

Commuted Value.

The present value of annuity payments used when an annuity will be paid in a lump sum instead of a series of payments. For the fixed account, the commuted value is the sum of payments less the interest that would have been earned from the effective date of the commuted value calculation to the date each payment would have been made. For any variable investment account, the commuted value is based on interest at an effective annual rate of 4%, calculated using the amounts that would have been paid if periodic payments were to continue and the annuity unit value used for each payment equaled the value as of the effective date of the calculation.

Contract.

The fixed and variable components of the individual, flexible premium, deferred annuity described in this prospectus.

Contractowner.

The person (or persons) who controls all the rights and benefits under a contract.

Fixed Account.

The component of the contract guaranteeing principal plus a specified rate of interest supported by assets in TIAA-CREF Life's general account.

General Account.

All of TIAA-CREF Life's assets other than those allocated to the separate account or to any other TIAA-CREF Life separate account.

Income Change Method.

How you choose to have your variable annuity payments revalued. Under the annual income change method, your payments are revalued once each year. Under the monthly income change method, your payments are revalued every month.

Income Option.

Any of the ways you can receive annuity income. It is also referred to as an “annuity option.”

Internal Revenue Code (IRC).

The Internal Revenue Code of 1986, as amended.

Premium.

Any amount you invest in the contract.

Second Annuitant.

The natural person whose life is used in determining the annuity payments to be received under a survivor income option.

Separate Account.

TIAA-CREF Life Separate Account VA-1, which was established by TIAA-CREF Life under New York State law to fund your variable annuity. The separate account holds its assets apart from TIAA-CREF Life's other assets.

Survivor Income Option.

An option that continues lifetime annuity payments as long as either the annuitant or the second annuitant is alive.

TIAA.

Teachers Insurance and Annuity Association of America. TIAA-CREF Life is an indirect wholly owned subsidiary of TIAA.

TIAA-CREF Life.

TIAA-CREF Life Insurance Company.

Valuation Day.

Any day the NYSE is open for trading, as well as the last calendar day of each month. Valuation days end as of the close of all U.S. national exchanges where securities or other investments of the separate account are principally traded. Valuation days that aren't business days end at 4 p.m. Eastern Time.

Summary

Read this summary together with the detailed information you'll find in the rest of the prospectus.

What is the Personal Annuity Select?

Personal Annuity Select is an annuity product that allows individual investors to accumulate funds on a tax-deferred basis for retirement or other long-term investment purposes, and to receive future payment based on the amounts accumulated as lifetime income or through other payment options.

Under the Personal Annuity Select contract, you may allocate your premiums to a TIAA-CREF Life fixed account or to a TIAA-CREF Life separate account, which consists of eight variable investment accounts that invest in underlying mutual funds. As with all variable annuities, your accumulation in the variable component of your contract can increase or decrease, depending on how well the fund underlying the investment account performs over time. TIAA-CREF Life doesn't guarantee the investment performance of the funds or the investment accounts, and you bear the entire investment risk.

The contract accepts only after-tax dollars, which means your premiums can't be excluded from your gross income for tax purposes. However, earnings on your accumulations in the separate account aren't taxed until withdrawn or paid as annuity income.

What expenses must I pay under the contract?

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract.

This first table lists certain categories of contractowner transaction expenses for comparative purposes. State premium taxes may be deducted depending on your state.

Contractowner Transaction Expenses

Sales load imposed on purchases (as a percentage of premiums)	None

Deferred sales load (as a percentage of premiums or amount surrendered, as	None
applicable)

Premium taxes (as a percentage of premiums, if applicable)(1)	1.0-3.5%

Surrender fees (as a percentage of amount surrendered)	None

Exchange fee	None

(1)	Only applicable in certain states. Where TIAA-CREF Life is required to pay this premium tax, it may deduct the amount of the premium tax paid from any premium payment.

This next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including fund fees and expenses.

Separate Account Annual Expenses (as a percentage of average account value)

	Maximum
	Contractual		Current
	Fees(1)	Fee Waiver (1)	Fees(1)

Annual Contract Fees	None	None	None

Mortality and expense risk charge	1.00%	0.60%	0.40%

Administrative expense charge	0.20%	0.00%	0.20%

Total separate account annual charges	1.20%	0.60%	0.60%

(1)	TIAA-CREF Life has waived 0.60% of the mortality and expense risk charge, so that total current separate account annual charges are 0.60%. TIAA-CREF Life will provide at least three months' notice before it raises these charges above 0.60%.

TIAA-CREF Life Funds Annual Expenses (as a percentage of fund average net assets)

These next two tables show the operating expenses charged by the various TIAA-CREF Life Funds available under your contract. The first table shows the range of total operating expenses charged by these funds. The next table provides greater detail on the total operating expenses charged by each fund, and shows the total separate account and fund annual expenses. More detail concerning each fund’s fees and expenses is also contained in the TIAA-CREF Life Funds prospectus.

Range of Total Annual Fund Operating Expenses	Minimum	Maximum
	Expenses	Expenses
Total expenses that are deducted from fund assets,
including management fees and other expenses	0.06%	0.29%

Total Annual Fund Operating Expenses by Fund

			Total
			Annual	Total Separate
	Management		Fund	Account and
	(investment	Other	Operating	Fund Annual
	advisory) Fees	Expenses(1)	Expenses	Expenses(2)
Growth Equity Fund	0.25%	None	0.25%	0.85%

Growth & Income Fund	0.23%	None	0.23%	0.83%

International Equity Fund	0.29%	None	0.29%	0.89%

Large-Cap Value Fund	0.24%	None	0.24%	0.84%

Small-Cap Equity Fund	0.10%	None	0.10%	0.70%

Stock Index Fund	0.06%	None	0.06%	0.66%

Social Choice Equity Fund	0.07%	None	0.07%	0.67%

Real Estate Securities Fund	0.25%	None	0.25%	0.85%

(1)	Because Advisors is responsible for providing or obtaining at its own expense all services necessary to operate the TIAA-CREF Life Funds on a day-to-day basis, these expenses are included in the management fee.

(2)	If TIAA-CREF Life and Advisors imposed the full amount of the administrative expense, mortality and expense risk charges, total annual separate account and fund expenses would be 1.45% for the Growth Equity Fund, 1.43% for the Growth & Income Fund, 1.49% for the International Equity Fund, 1.44% for the Large-Cap Value Fund, 1.30% for the Small-Cap Equity Fund, 1.26% for the Stock Index Fund, 1.27% for the Social Choice Equity Fund, and 1.45% for the Real Estate Securities Fund.

Fund expenses are deducted from each underlying fund before TIAA-CREF Life is provided with the fund's daily net asset value. TIAA-CREF Life then deducts separate account charges from the net asset value of the corresponding investment account.

Examples

The next two tables provide examples that are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, separate account annual expenses, and fund fees and expenses.

These examples assume that you invest $10,000 in the contract for the time periods indicated. The examples also assume that your investment has a 5% return each year and assume the maximum fees and expenses of the funds.

The first example assumes that the current separate account fee waivers are in place for each period. The second example assumes that there is no waiver of separate account charges.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Example With Fee Waivers
	1 Year	3 Years	5 Years	10 Years

Growth Equity Account	$87	$271	$471	$1,049

Growth & Income Account	$85	$265	$460	$1,025

International Equity Account	$91	$284	$493	$1,096

Large-Cap Value Account	$86	$268	$466	$1,037

Small-Cap Equity Account	$72	$224	$390	$ 871

Stock Index Account	$67	$211	$368	$ 822

Social Choice Equity Account	$68	$214	$373	$ 835

Real Estate Securities Account	$87	$271	$471	$1,049

Example Without Fee Waivers
	1 Year	3 Years	5 Years	10 Years

Growth Equity Account	$148	$459	$792	$1,735

Growth & Income Account	$146	$452	$782	$1,713

International Equity Account	$152	$471	$813	$1,779

Large-Cap Value Account	$147	$456	$787	$1,724

Small-Cap Equity Account	$132	$412	$713	$1,568

Stock Index Account	$128	$400	$692	$1,523

Social Choice Equity Account	$129	$403	$697	$1,534

Real Estate Securities Account	$148	$459	$792	$1,735

These tables are provided to help you understand the various expenses you would bear directly or indirectly as an owner of a contract. Remember that they don’t represent actual past or future expenses or investment performance. Actual expenses may be higher or lower. For more information, see "Charges," page 21.

How do I purchase a contract?

TIAA-CREF Life has suspended sales of the Personal Annuity Select contracts. Since May 22, 2003, TIAA-CREF Life has not been distributing new applications for the contracts.

In the event sales resume, to purchase a contract, you must complete an application and make an initial payment of at least $250, or $25 under an automatic investment plan using Electronic Funds Transfer (EFT). Additional contributions must be at least $25. For details, see "Purchasing a Contract and Remitting Premiums," page 15.

Can I cancel my contract?

You can examine the contract and return it to TIAA-CREF Life for a refund, until the end of the "free look" period specified in your contract (which is a minimum of 10 days, but varies by state). In states that permit it, we'll refund the accumulation value calculated on the date that you returned the contract and the refund request to us. (Note that the value of your initial premium may have gone down during the period.) In states that don't allow us to refund accumulation value only, we'll refund the premiums you paid to the contract. We will consider the contract returned on the date it's postmarked and properly addressed with postage pre-paid or, if it's not postmarked, on the day we receive it. We will send you the refund within 7 days after we get written notice of cancellation and the returned contract. If you live in a state that requires refund of premiums, your total of premiums and transfers allocated to the separate account during the "free look" period can't exceed $10,000. For details, see "Purchasing a Contract and Remitting Premiums," page 15.

Can I transfer among the investment options or make cash withdrawals from the contract?

Currently, you can transfer funds from the variable investment accounts to the fixed account and among the variable investment account options as often as you like (except from the International Equity Account, as described below). You may not, however, make more than two transfers from the International Equity Account in any 90-day period. We also will not accept electronic transfers into or out of the International Equity Account between 2:30 p.m. and 4:00 p.m. Eastern Time on business days. All those transfer requests will be rejected. (We may impose further restrictions in the future, or take other steps to discourage market timing.) All transfers must be for at least $250 or your entire account balance. All cash withdrawals must be for at least $1,000 or your entire account balance. For details, see page __.

Cash withdrawals may be taxed and you may have to pay a tax penalty if you take a cash withdrawal before age 59 1/2.

What are my options for receiving annuity payments under the contract?

You can choose fixed or variable annuity payments (or any combination of fixed and variable payments) by allocating your accumulation to the fixed account or to one or more of the separate account’s variable investment accounts. Annuity payments from the fixed account are guaranteed over the life of the contract. Annuity payments from the separate account’s variable investment accounts increase or decrease, depending on how well the funds underlying the investment account perform over time. Your payments will also change depending on the income change method you choose -- i.e., whether you choose to have your payments revalued monthly or annually.

The contract offers a variety of annuity options, including: One-Life Annuities, which pay income as long as the annuitant lives or until the end of a specified guaranteed period, whichever is longer; Fixed-Period Annuities, which pay income for a period of between 2 and 30 years; and Two-Life Annuities, which pay income as long as the annuitant lives, then continues at either the same or a reduced level for the life of the second annuitant or until the end of a specified guaranteed period, whichever is greater. For details, see "The Contract—the Annuity Period," page 23.

What death benefits are available under the contract?

If you die before receiving annuity payments, your beneficiary can receive a death benefit. The amount of the death benefit will be the greater of the amounts you've accumulated in your accounts or the total premiums paid under your contract (less any cash withdrawals). For details, see "Death Benefits," page 25.

TIAA-CREF Life Insurance Company and TIAA

The contracts are issued by TIAA-CREF Life Insurance Company, a stock life insurance company organized under the laws of the State of New York on November 20, 1996. All of the stock of TIAA-CREF Life is held by TIAA-CREF Enterprises, Inc., a wholly-owned subsidiary of Teachers Insurance and Annuity Association of America (TIAA). TIAA-CREF Life's headquarters are at 730 Third Avenue, New York, New York 10017-3206.

TIAA is a stock life insurance company, organized under the laws of the State of New York. It was founded on March 4, 1918, by the Carnegie Foundation for the Advancement of Teaching. TIAA is the companion organization of the College Retirement Equities Fund (CREF), the first company in the United States to issue a variable annuity. CREF is a nonprofit membership corporation established in the State of New York in 1952. Together, TIAA and CREF, serving approximately ___ million people, form the principal retirement system for the nation's education and research communities and one of the largest retirement systems in the world, based on assets under management. As of December 31, 2004, TIAA's assets were approximately $___ billion; the combined assets for TIAA and CREF totaled approximately $___ billion (although neither TIAA nor CREF stands behind TIAA-CREF Life's guarantees).

The Separate Account

On July 27, 1998, TIAA-CREF Life established TIAA-CREF Life Separate Account VA-1 as a separate investment account under New York law. The separate account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended (the 1940 Act). As part of TIAA-CREF Life, the separate account is also subject to regulation by the State of New York Insurance Department (NYID) and the insurance departments of some other jurisdictions in which the contracts are offered (see the SAI).

Although TIAA-CREF Life owns the assets of the separate account, and the obligations under the contracts are obligations of TIAA-CREF Life, the separate account's income, investment gains, and investment losses are credited to or charged against the assets of the separate account without regard to TIAA-CREF Life's other income, gains, or losses. Under New York law, we can't charge the separate account with liabilities incurred by any other TIAA-CREF Life separate account or other business activity TIAA-CREF Life may undertake.

The separate account currently has eight subaccounts, or investment accounts, which invest in shares of the funds of the TIAA-CREF Life Funds. The TIAA-CREF Life Funds are described briefly below.

TIAA-CREF Life Funds

General

TIAA-CREF Life Funds is an open-end management investment company that was organized as a business trust under Delaware law on August 13, 1998. The TIAA-CREF Life Funds currently consists of ten funds.

Note that not all of the ten funds described in the attached prospectus for the TIAA-CREF Life Funds are available under your contract. When you consult the TIAA-CREF Life Funds prospectus, you should be careful to refer only to the information regarding the funds listed below.

The funds available under your contract are:

Active Equity Funds Using the Dual Investment Management Strategy®:

The Growth Equity Fund seeks a favorable long-term return, mainly through capital appreciation, primarily from equity securities that will present the opportunity for growth.

The Growth & Income Fund seeks a favorable long-term total return through both capital appreciation and investment income primarily from income producing equity securities.

The International Equity Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of foreign issuers.

The Large-Cap Value Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of large domestic companies.

Active Equity Funds Using the Quantitative Management Strategysm:

The Small-Cap Equity Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of smaller domestic companies.

Index Funds:

The Stock Index Fund seeks a favorable long-term total return, mainly from capital appreciation, by investing primarily in a portfolio of equity securities selected to track the overall U.S. equity markets.

Specialty Funds:

The Social Choice Equity Fund seeks a favorable long-term total return that reflects the investment performance of the overall U.S. stock market while giving special consideration to certain social criteria.

The Real Estate Securities Fund seeks a favorable long-term total return through both capital appreciation and current income, by investing primarily in equity and fixed-income securities of companies principally engaged in or related to the real estate industry.

Fund Prospectus

The investment objective, techniques and restrictions of the TIAA-CREF Life Funds, including the “Dual Investment Management Strategy,” the “Quantitative Management Strategy,” and the risks of investing in the funds are described fully in its prospectus and SAI. A copy of the prospectus or a profile of that prospectus accompanies this prospectus. The prospectus and SAI of the TIAA-CREF Life Funds may be obtained by writing TIAA-CREF Life Funds, 730 Third Avenue, New York, New York 10017-3206, by calling 877 518-9161, or by accessing the TIAA-CREF Web Center at www.tiaa-cref.org. You should read the prospectus for the TIAA-CREF Life Funds carefully before investing in the separate account.

Investment Management

Teachers Advisors, Inc. (Advisors), an indirect subsidiary of TIAA, manages the assets of the TIAA-CREF Life Funds. Advisors also manage the Stock Index Account of the TIAA Separate Account VA-1, TIAA-CREF Mutual Funds, and TIAA-CREF Institutional Mutual Funds. The same personnel also manage the CREF accounts on behalf of TIAA-CREF Investment Management, LLC, an investment adviser which is also a TIAA subsidiary.

Voting Rights

The separate account is the legal owner of the shares of the funds of the TIAA-CREF Life Funds offered through your contract. It therefore has the right to vote its shares at any meeting of the TIAA-CREF Life Funds' shareholders. The TIAA-CREF Life Funds doesn't plan to hold annual meetings of shareholders. However, if and when shareholder meetings are held, we will give you the right to instruct us how to vote the shares attributable to your contract. If we don't receive timely instructions, your shares will be voted by TIAA-CREF Life in the same proportion as the voting instructions received on all outstanding contracts. TIAA-CREF Life may vote the shares of the funds in its own right in some cases, if it determines that it may legally do so.

The number of fund shares attributable to you is determined by dividing your interest in the applicable investment account by the net asset value of the underlying fund.

Adding and Closing Accounts or
Substituting Investment Portfolios;
Adding or Deleting Income Methods

We can add new investment accounts in the future that would invest in other fund portfolios or other funds. We don't guarantee that the separate account, any existing investment account or any investment account added in the future, will always be available. We reserve the right to add or close accounts, substitute one investment portfolio for another with the same or different fees and charges, combine accounts or investment portfolios, or add, delete or stop providing income options from any investment account. We can also stop or start providing income-paying annuities under either the annual or monthly income change method from any current or future investment account. We can also make any changes to the separate account or to the contract required by applicable laws relating to annuities or otherwise. TIAA-CREF Life can make these and some other changes at its discretion, subject to NYID and SEC approval as required. The separate account can (i) operate under the Investment Company Act of 1940 as an investment company, or in any other form permitted by law, (ii) deregister under the 1940 Act if registration is no longer required, or (iii) combine with other separate accounts. As permitted by law, TIAA-CREF Life may transfer the separate account assets to another separate account or account of TIAA-CREF Life or another insurance company or transfer the contract to another insurance company.

The Contract—the Accumulation Period

The contract is an individual flexible-premium (you can contribute varying amounts) deferred annuity that accepts only after-tax dollars. The rights and benefits under the variable component of the contract are summarized below. However, the descriptions you read here are qualified entirely by the contract itself.

Purchasing a Contract and Remitting Premiums

Initial Premiums. TIAA-CREF Life has suspended sales of the Personal Annuity Select contracts. Since May 22, 2003, TIAA-CREF Life has not been distributing new applications for the contracts. In the event new sales resume, we'll issue you a contract as soon as we receive your completed application and your initial premium at our home office. Please send your check, payable to TIAA-CREF Life Insurance Company, along with the application to:

TIAA-CREF P.O. Box 530189 Atlanta, GA 30353-0189

Note that we cannot accept money orders, travelers checks, or cash. In addition, we will not accept a third-party check where the relationship of the payor to the account owner cannot be identified from the face of the check. Initial premiums must be for at least $250. However, you may establish an automatic investment plan using electronic funds transfers with a minimum investment of $25 by completing an authorization form. (The initial payment must be made by check.) We will credit your initial premium within two business days after we receive all necessary information or the premium itself, whichever is later. If we don't have the necessary information within five business days, we'll return your initial premium unless you instruct us otherwise upon being contacted.

Important Information About Procedures for Opening a New Account

To help the U.S. government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including us, to obtain, verify and record information that identifies each person who opens an account.

What this means for you: When you open an account, we will ask for your name, address, date of birth, social security number and other information that will allow us to identify you, such as your home telephone number. Until you provide us with the information we need, we may not be able to open an account or effect any transactions for you.

If we are unable to verify your identity, or that of another person authorized to act on your behalf, or if we believe that we have identified potentially criminal activity, we reserve the right to take such action as we deem appropriate, which may include closing your account.

Additional Premiums. Subsequent premiums must be for at least $25. Send a check, payable to TIAA-CREF Life Insurance Company, along with a personalized payment coupon (supplied upon purchasing a contract) to:

TIAA-CREF Personal Annuity Premiums P.O. Box 530195 Atlanta, GA 30353-0195

If you don't have a coupon, use a separate piece of paper to give us your name, address and contract number. These premiums will be credited as of the business day we receive them, and allocated in the same way as your prior premiums, unless you instruct otherwise. Currently, TIAA-CREF Life will accept premiums at any time both the contractowner and the annuitant are living and your contract is in the accumulation period. However, we reserve the right not to accept premiums under this contract after you have been given three months' notice.

Electronic Payment. You may make initial or subsequent investments by electronic payment. A federal wire is usually received the same day and an ACH is usually received by the second day after transmission. Be aware that your bank may charge you a fee to wire funds, although ACH is usually less expensive than a federal wire. Here's what you need to do:

1.	If you are sending in an initial premium, send us your application;

2.	Instruct your bank to wire money to:

Citibank, N.A.
ABA Number 021000089
New York, NY
Account of: TIAA-CREF Life Insurance Company
Account Number: 4068-4865

3.	Specify on the wire:

•Your name, address and Social Security Number(s) or Taxpayer Identification Number

•Indicate if this is for a new application or existing contract (provide contract number if existing)
Certain Restrictions. You may only open one contract in any calendar year. Except as described below, the contract doesn't restrict how large your premiums are or how often you send them, although we reserve the right to impose restrictions in the future. Currently, your total premiums and transfers to the variable investment accounts during the "free look" period can't exceed $10,000 if you live in any of the following states:

	Jurisdiction	"Free Look"
		Period (days)

	Georgia	10

	Hawaii	10

	Idaho	20

	Iowa	10

	Louisiana	10

	Massachusetts	10

	Michigan	10

	Missouri	10

	Nebraska	10

	North Carolina	10

	Oklahoma	10

	Rhode Island	10

	South Carolina	31

	Utah	20

	Washington	10

	West Virginia	10

	Wisconsin	20 *

* if replacement contract

Contributions to the fixed account are limited to $300,000 on a rolling twelve-month basis. New contributions and/or transfers from the variable investment options count toward this limit. Further, the total amount of premiums we accept from any financial advisory firm may be limited. Call us for more information.

We reserve the right to reject any premium payment or to place dollar limitations on the amount of a premium. If mandated under applicable law, including federal laws designed to counter terrorism and prevent money laundering, we may be required to reject a premium payment. We may also be required to block a contractowner’s account and refuse to pay any request for transfers, withdrawals, surrenders, or death benefits, until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your contract to government regulators.

More About Remitting Premiums. We will not be deemed to have received any premiums sent to the addresses designated in this prospectus for remitting premiums, until the third party service that administers the receipt of mail through those addresses has processed the payment on our behalf.

Accumulation Units

The premiums you allocate or transfers you make to the variable investment accounts purchase accumulation units. We calculate how many accumulation units to credit by dividing the amount allocated or transferred to the particular variable investment account by its accumulation unit value calculated at the close of the business day when we received your premium or completed transfer request. We may use a later business day for your initial premium. To determine how many accumulation units to subtract for transfers out and cash withdrawals, we use the unit value for the business day when we receive your completed transaction request and all required information and documents (unless you've chosen a later date).

The value of the accumulation units will depend mainly on the investment experience of the underlying investment fund, though the unit value reflects expense deductions from assets by TIAA-CREF Life. We calculate the unit value at the close of each valuation day. We multiply the previous day's unit value by the net investment factor for the pertinent investment account of the separate account. The net investment factor reflects, for the most part, changes in the net asset value of the shares of the fund held by the investment account, and investment income and capital gains distributed to the investment account. The net investment factor is decreased by the separate account expense and risk charges.

The Fixed Account

This prospectus provides information mainly about the contract's variable component. Following is a brief description of the fixed account.

You can allocate premiums to the fixed account or transfer from the variable investment accounts to the fixed account at any time. Premiums allocated and amounts transferred to the fixed account become part of the general account assets of TIAA-CREF Life, which support various insurance and annuity obligations. The general account includes all the assets of TIAA-CREF Life, except those in the separate account (i.e., the variable investment accounts) or in any other TIAA-CREF Life separate account. Interests in the fixed account have not been registered under the Securities Act of 1933 (the 1933 Act), nor is the fixed account registered as an investment company under the 1940 Act. Neither the fixed account nor any interests therein are generally subject to the 1933 Act or 1940 Act.

TIAA-CREF Life guarantees that amounts in the fixed account will earn an interest rate that is at least as high as the minimum guaranteed rate allowed by the law in effect at the time your contract is issued, in the state where your contract is issued. At its discretion, TIAA-CREF Life can credit amounts in the fixed account with interest at a higher rate. Please call us or consult your contract for information on the applicable guaranteed rate under your contract.

For details about the fixed account, see your contract.

Transfers

You can transfer some (at least $250 at a time) or all of the amount you accumulate under your contract among the separate account's variable investment accounts and from those accounts to the fixed account. Currently, we don't charge you for transfers or limit the number of transfers you may make from the variable investment accounts to the fixed account or among the variable investment account options (except from the International Equity Account, as described below).

Market Timing/Transfer Policies

There are contractowners who may try to profit from transferring money back and forth among investment accounts in an effort to “time” the market. As money is shifted in and out of these accounts, we incur transaction costs and the underlying funds incur expenses for buying and selling securities. In addition, market timing can interfere with efficient portfolio management and cause dilution, if timers are able to take advantage of pricing inefficiencies. These costs are borne by all contractowners, including long-term investors who do not generate the costs.

To discourage market-timing activity and control certain transfer activity, TIAA-CREF Life has adopted the following policies and procedures.

• You may not make more than two transfers from the International Equity Account in any 90-day period. We reserve the right to further limit transfers from any of the investment accounts in the future to as little as one transfer every 90 days.

• We will not accept electronic transfers (i.e., over the Internet, by telephone or by fax) into or out of the International Equity Account between 2:30 p.m. and 4:00 p.m. Eastern Time on business days. All those transfer requests will be rejected. (We will, however, give you the option of re-submitting the request to be effective on a later business day.) Similarly, any instructions to change or cancel a previously submitted request will be rejected if those instructions are submitted electronically after 2:30 p.m. Eastern Time. If the close of trading on the New York Stock Exchange is earlier than 2:30 p.m., the restrictions on these electronic transactions will begin at the market close.

• Under the contract, transfers or withdrawals from the fixed account to any of the variable investment accounts are limited to once every 180 days. TIAA-CREF Life may defer a transfer from the fixed account for up to six months.

• If we regard the transfer activity as disruptive to the Underlying Funds’ efficient portfolio management, based on the timing or amount of the investment or because of a history of excessive trading by the investor, we may limit a contractowner's ability to make transfers by telephone, fax or over the Internet. We may also stop doing business with financial advisors who engage in excessive transfer activity on behalf of their clients.

We seek to apply our market timing and other transfer policies uniformly to all contractowners. No exceptions are made with respect to the policies. The contract is not appropriate for market timing. You should not invest in the contract if you want to engage in market timing activity.

Contractowners seeking to engage in market timing may deploy a variety of strategies to avoid detection, and, despite our efforts to discourage market timing, there is no guarantee that TIAA-CREF Life or its agents will be able to identify all market timers or curtail their trading practices.

Cash Withdrawals

You can withdraw some or all of your accumulation in the variable investment accounts. Cash withdrawals must be for at least $1,000 (or your entire accumulation, if less). We reserve the right to cancel any contract where no premiums have been paid to either the separate account or the fixed account for three years and your total amount in the separate account and the fixed account falls below $250. Currently, there's no charge for cash withdrawals.

If you withdraw your entire accumulation in the separate account and the fixed account, we'll cancel your contract and all of our obligations to you under the contract will end.

Systematic Withdrawals and Dollar Cost Averaging

You may set up a program to make cash withdrawals or engage in dollar cost averaging automatically, subject to state regulatory approval. You may do so by specifying that we withdraw or transfer from an account accumulation any fixed number of accumulation units, dollar amount or percentage of accumulation, or, from the fixed account, interest only, until you tell us to stop the transactions or until your accumulation is exhausted. You must have total accumulations of at least $10,000 under your contract to start a program, and the program must be set up so that at least $100 is automatically withdrawn or transferred at a time (other than the “interest only” option). Your withdrawal and transfer transactions cannot begin earlier than seven days after we receive all your required forms, and you may not begin a program during the “free look” period. We reserve the right to suspend the systematic withdrawal and dollar cost averaging programs at any time. Note that systematic withdrawals and dollar cost averaging does not assure or profit or protect against a loss in declining markets.

Withdrawals to Pay Advisory Fees

You can set up a program to have monies withdrawn directly from your contract accumulations to pay your financial advisor. You will be required to complete and return certain forms to effect these cash withdrawals, indicating how you want these monies to be withdrawn. Funds will be withdrawn from each of your accounts on a pro rata basis. These payments will be treated as cash withdrawals for tax purposes. If you are under age 59 1/2 you will likely incur a 10% federal tax penalty on earnings in addition to regular income tax. You should discuss the potential for this penalty with a qualified tax advisor before agreeing to have advisory fees deducted from your contract. Before you set up this program, make sure you understand all the possible tax consequences. We reserve the right to determine which financial advisors are eligible for this type of fee arrangement.

General Considerations for All Transfers and Cash Withdrawals

You can tell us how much you want to transfer or withdraw in dollars, accumulation units, or as a percentage of your accumulation.

Transfers and cash withdrawals are effective at the end of the business day we receive your request and any required information and documentation. Transfers and cash withdrawals made at any time other than during a business day will be effective at the close of the next business day. You can also defer the effective date of a transfer or cash withdrawal to a future business day acceptable to us. Transfers to the fixed account begin participating on the day after the business day we receive your transfer request and any required information and documentation.

To request a transfer, write to TIAA-CREF Life's home office, call our Automated Telephone Service at 800 842-2252 (there is an option to speak with a live person, if you wish), or go to the TIAA-CREF Web Center’s account access feature at www.tiaa-cref.org. If you make a telephone or Internet transfer at any time other than during a business day, it will be effective at the close of the next business day. We can suspend or terminate your ability to transfer by telephone, fax, or over the Internet at any time for any reason.

Tax Issues

Make sure you understand the possible federal and other income tax consequences of transfers and cash withdrawals. Cash withdrawals are taxed at the rates for ordinary income—i.e., they are not treated as capital gains. Withdrawals before age 59 1/2 may subject you to early-distribution taxes as well. For details, see "Federal Income Taxes," page __.

Charges
Separate Account Charges

We deduct charges each valuation day from the assets of each variable investment account for various services required to administer the separate account and the contracts and to cover certain insurance risks borne by TIAA-CREF Life. The contract allows for total separate account charges (i.e., administrative expense and mortality and expense risk charges) of 1.20 percent of net assets of each variable investment account annually. TIAA-CREF Life has waived a portion of the mortality and expense risk charges so that current separate account charges are at an annual rate of 0.60 percent of net assets annually. While TIAA-CREF Life reserves the right to increase the separate account charges at any time (up to the 1.20% maximum), we will provide at least three months' notice before any raise.

Administrative Expense Charge. This charge is for administration and operations, such as allocating premiums and administering accumulations. The daily deduction is equivalent to 0.20 percent of net assets annually.

Mortality and Expense Risk Charge. TIAA-CREF Life imposes a daily charge as compensation for bearing certain mortality and expense risks in connection with the contract. The current daily deduction is equal to 0.40 percent of net assets annually.

TIAA-CREF Life’s mortality risks come from its obligations under the contracts to make annuity payments under the One-Life Annuity and the Two-Life Annuity and to pay death benefits before the annuity starting date. TIAA-CREF Life assumes the risk of making annuity payments regardless of how long the annuitant(s) may live or whether the mortality experience of annuitants as a group is better than expected. TIAA-CREF Life also bears a risk in connection with its death benefit guarantee, since a death benefit may be more than the actual amount of an accumulation at the time when it's payable.

TIAA-CREF Life’s expense risk is the possibility that TIAA-CREF Life’s actual expenses for administering and marketing the contract and for operating the separate account will be higher than the amount recovered through the administrative expense deduction.

If the mortality and expense risk charge allowed under the contract isn't enough to cover TIAA-CREF Life's costs, TIAA-CREF Life will absorb the deficit. On the other hand, if the charge more than covers costs, TIAA-CREF Life will profit. TIAA-CREF Life will pay a fee from its general account assets, which may include amounts derived from the mortality and expense risk charge, to Teachers Personal Investors Services, Inc. (TPIS), the principal distributor of the variable component of the contract.

Other Charges and Expenses

Fund Expenses. Certain deductions and expenses of the underlying funds are paid out of the assets of the TIAA-CREF Life Funds. These expenses include charges for investment advice, portfolio accounting, custody, and similar services provided for the fund. Advisors is entitled to an annual fee based on a percentage of the average daily net assets of each fund, under an investment management agreement between Advisors and the TIAA-CREF Life Funds. The fees for the TIAA-CREF Life Funds available under your contract are currently as follows:

Annual Fund Expenses (as
a percentage of the average
daily net assets of the fund)

Growth Equity Fund	0.25%

Growth & Income Fund	0.23%

International Equity Fund	0.29%

Large-Cap Value Fund	0.24%

Small-Cap Equity Fund	0.10%

Stock Index Fund	0.06%

Social Choice Equity Fund	0.07%

Real Estate Securities Fund	0.25%

For more on underlying fund deductions and expenses, read the TIAA-CREF Life Funds prospectus.

No Deductions from Premiums. The contract provides for no front-end charges.

Premium Taxes. Currently, residents of several states may be subject to premium taxes on their contract. We normally will deduct any charges for premium taxes from your accumulation when it's applied to provide annuity payments. However, if a jurisdiction requires that premium taxes be paid at other times, such as when premiums are paid or when cash withdrawals are taken, we'll deduct premium taxes then. State premium taxes currently range from 1.00 % to 3.50 % of premium payments.

The Contract—the Annuity Period

You can apply your contract accumulations to provide you with annuity payments. You can choose fixed or variable annuity payments (or any combination of fixed and variable payments) by allocating your accumulations to the fixed account or to one or more of the separate account’s variable investment accounts. Annuity payments will be based, among other things, on the amount of your accumulation, your choice of income option, and your choice among the fixed and variable payout options. In the case of variable payments, your payments will also be based on the investment returns of the fund(s) underlying the variable account(s) you choose and the income charge method you choose. You may elect to receive monthly, quarterly, semi-annual or annual payments. If your annuity payments would be less than $100 under the payment option you choose, we may make annuity payments less frequently than that. The total value of annuity payments made to you may be more or less than the total premiums you paid under the contract.

When Annuity Payments Begin

Generally you pick the date when you want annuity payments to begin when you first apply for a contract. The date you choose can't be later than the annuitant's 90th birthday. You can choose or change this annuity starting date at any time before annuity payments begin. In any case, the annuity starting date will be the first day of a month and can't be earlier than fourteen months after the day your contract is issued. Your first annuity check may be delayed while we process your choice of income options and calculate the amount of your initial payment.

For payments to begin on the annuity starting date you chose, we must have received all information and documentation necessary for the income option you've picked. If we haven't received all the necessary information, we'll defer the annuity starting date until the first day of the month after the information has reached us, but not beyond the annuitant's 90th birthday. If you haven't picked an income option by then or if we have not otherwise received all the necessary information, we will begin payments under a One-Life Annuity with, if allowed under federal tax law, a ten year guaranteed period. The payments will be made out of the fixed and variable investment accounts to which your accumulations were allocated, in the same proportion as the accumulation.

Technically all benefits are payable at TIAA-CREF Life's home office, but if you instruct us, we'll send your annuity payments by mail to your home address or (on your request) by mail or electronic fund transfer to your bank. If the address or bank where you want your payments changes, it's your responsibility to let us know. We can send payments to your residence or most banks abroad.

Payment from the Fixed Account

Your payments from the fixed account are based on the value of the accumulation in your contract determined at the end of the last calendar day of the month before the annuity starting date. At the annuity starting date, the dollar amount of each annuity payment resulting from your accumulations is fixed, based upon:

  the amount of your fixed account accumulation

  the annuity option you choose

  the length of the fixed period or guaranteed period, as applicable the frequency of payment you choose

  the ages of the annuitant and any second annuitant, and

  the current annuity rates, not to be less than those specified in your contract's rate schedule.

Payments are not variable—they won't change based on the investment experience of any variable investment account.

Payment from the Variable Investment Accounts

Your initial income payments out of the variable investment accounts will be based on:

  the value of your accumulation in an investment account on the last valuation day before the annuity starting date the annuity option you choose

  the length of the fixed period or guaranteed period, as applicable the frequency of payment you choose

  the ages of the annuitant and any second annuitant, and

  an assumed annual investment return of 4% and the current mortality basis, not to be less than that set forth in the contract's rate schedule

Subsequent payments will be based on the investment experience of the funds underlying the variable investment accounts relative to the 4% assumed annual investment return, and the income change method you choose. In general, your payments will increase if the performance of the variable investment account (net of expenses) is greater than 4% and decrease if the performance is less than 4%.

You may choose either an annual or monthly income change method for your variable annuity payments. Under the annual income change method, payments from the variable investment accounts will change each May 1, based on the net investment results of the funds underlying the investment account during the prior year (April 1 through March 31). Under the monthly income change method, payments from the variable investment accounts will change every month, based on the net investment results during the previous month. The amount of your next payment will be determined on the 20th day of each month (or, if the 20th is not a business day, the prior business day).

For a full discussion of how we determine the amount of variable annuity payments, see the SAI.

Annuity Options

You have a number of different annuity options. The current options are:

• One-Life Annuities with or without Guaranteed Period. Pays income as long as the annuitant lives. If you opt for a guaranteed period (10, 15 or 20 years) and your annuitant dies before it's over, income payments will continue to you or your beneficiary until the end of the period. The guaranteed period cannot exceed the annuitant’s life expectancy. If you don't opt for a guaranteed period, all payments end at your annuitant’s death -- so that it's possible for you to receive only one payment if your annuitant dies less than a month after payments start.

• Fixed-Period Annuities. Pays income for a stipulated period of not less than two nor more than thirty years. At the end of the period you've chosen, payments stop. If you die before the period is up, your beneficiary becomes the contractowner. The period you choose cannot exceed the annuitant’s life expectancy.

• Two-Life Annuities with or without Guaranteed Period. Pays income to you as long as the annuitant or the second annuitant lives, then continues at either the same or a reduced level for the life of the survivor, or until the end of the specified guaranteed period, whichever period is longer. The guaranteed period cannot exceed the annuitants’ life expectancy. There are three types of two-life annuity options, all available with or without a guaranteed period -- Full Benefit While Either the Annuitant or the Second Annuitant is Alive, Two-Thirds Benefit After the Death of Either the Annuitant or the Second Annuitant, and a Half-Benefit After the Death of the Annuitant.

From the variable investment accounts, you or your beneficiary have the right to receive in a lump sum the commuted value of any periodic payments or other amounts remaining due (i) while guaranteed period payments are being made, or (ii) under a Fixed-Period Annuity.

Transfers During the Annuity Period

You will be able to transfer all or part of the future annuity income payable from each investment account one time each calendar quarter to another investment account or to the fixed account. One time a calendar year, you will also be able to transfer the present value of future amounts payable from the fixed account to any of the variable investment accounts (provided they are equity accounts), either in a lump sum limited to 20% of annuity income in any year, or in installment payments over a five year period. Once income has been transferred, subsequent transfers may be made only among those variable investment accounts, but not back to the fixed account.

We'll process your transfer on the business day we receive your request. Alternatively, you can choose to have a transfer take effect at the close of any future business day, or the last calendar day of the current or any future month, even if it's not a business day. Transfers under the annual income payment method will affect your annuity payments beginning on the May 1 following the March 31 which is on or after the effective date of the transfer. Transfers under the monthly income payment method and all transfers into or out of the fixed account will affect your annuity payments beginning with the first payment due after the monthly payment valuation day that is on or after the transfer date.

You can switch between the annual and monthly income change methods, and the switch will go into effect on the following March 31.

For more, see the SAI.

Death Benefits
Availability; Choosing Beneficiaries

Death benefits are available if you or the annuitant die during the accumulation period. When you fill out an application for a contract, you name one or more beneficiaries to receive the death benefit if you die. You can change your beneficiary at any time during the accumulation period. For more information on designating beneficiaries, contact TIAA-CREF Life or your legal advisor.

Special Option for Spouses

If your spouse is the sole beneficiary when you die, your spouse can choose to become the contractowner and continue the contract, or receive the death benefit. If your spouse does not make a choice within 60 days after we receive proof of death, your spouse will automatically become the contractowner. Your spouse will also become the annuitant if you were the annuitant.

Payment of Death Benefit

To authorize payment and pay a death benefit, TIAA-CREF Life must have received all necessary forms and documentation, including proof of death and the selection of the method of payment. Even if we have not received all of the required information, death benefits must begin by the first day of the month following the 60th day after we receive proof of death. If no method of payment has been chosen by that time, we will pay the death benefit as annual payments for a fixed period ending in the twelve-month period before the fifth anniversary of the death. Fixed account accumulations will be used to provide payments from the fixed account and variable investment account accumulations will be used to provide payments from the variable investment accounts initially in the same proportion as each investment account’s accumulation to the contract’s total investment account accumulation.

Amount of Death Benefit

The amount of the death benefit will equal the greater of:

(1)	the amount you have accumulated in the variable investment accounts and fixed accounts on the day we authorize payment of the death benefit, or

(2)	the total premiums paid under your contract minus any cash withdrawals (or any surrender charges on cash withdrawals).

If (2) is greater than (1), we'll deposit the difference in the fixed account as of the day we authorize payment of the death benefit.

Methods of Payment of Death Benefits

You can choose in advance the method by which we'll pay death benefits. The level of death benefits received will depend on the method of payment selected. You can block your beneficiaries from changing the method you've chosen or you can leave the choice to them. The method of payment you've chosen can be changed by notifying us in writing, provided death benefits haven't yet started.

TIAA-CREF Life limits the methods of payment for death benefits to those suitable under federal income tax law for annuity contracts. With methods offering periodic payments, benefits are usually monthly, but the death benefit beneficiary can request to receive them quarterly, semiannually, or annually instead. At present, the methods of payment for TIAA-CREF Life death benefits are:

• Single-Sum Payment. The entire death benefit is paid at once. When the beneficiary is an estate, the single-sum method is automatic, and TIAA-CREF Life reserves the right to pay death benefits only as a single sum to any beneficiary that is not a natural person.

• One-Life Annuities with or without Guaranteed Period. Payable monthly for the life of the death benefit beneficiary or through a specified guaranteed period, whichever is longer. The guaranteed period can't exceed the life expectancy of your beneficiary.

• Fixed-Period Annuities. Payable over two to thirty years, as determined by you or your beneficiary. The payment period can't exceed the life expectancy of your beneficiary.

Single-sum payments must be made within five years of your death. Other methods of payment must begin within one year of your death.

The One-Life Annuities are available only if the death benefit beneficiary is a natural person. We reserve the right to require a change in choice if the chosen method results in payments of less than $100.

The amount of your death benefit payments under a One-Life Annuity or Fixed Period Annuity method is determined in the same way as annuity payments.

If your beneficiary dies while guaranteed or fixed period payments are being made, any periodic payments or other amounts remaining due will be paid to the person named by you or the beneficiary. We may pay the commuted value of these payments in a lump sum unless the beneficiary directs otherwise.

Timing of Payments

Usually we'll make the following kinds of payments from the variable investment accounts within seven calendar days after we've received the information we need to process a request:

1. Cash withdrawals;

2.	Transfers to another variable investment account, the fixed account or another company; and

3.	Death benefits.

We can extend the seven-day period only if (1) the New York Stock Exchange is closed (or trading restricted by the SEC) on a day that isn't a weekend or holiday; (2) an SEC-recognized emergency makes it impractical for us to sell securities or determine the value of assets in the separate account; or (3) the SEC says by order that we can or must postpone payments to protect you and other separate account contractowners.

Federal Income Taxes

The following discussion is based on our understanding of current federal income tax law, and is subject to change. For complete information on your personal tax situation, check with a qualified tax advisor.

Taxation of Annuities

The following discussion assumes the contracts qualify as annuity contracts for federal income tax purposes (see the SAI for more information):

In General. Internal Revenue Code (IRC) section 72 governs annuity taxation generally. We believe an owner who is a natural person usually won't be taxed on increases in the value of a contract until there is a distribution (i.e., the owner withdraws all or part of the accumulation or takes annuity payments). Since transfers among investment accounts under the contract aren't considered distributions, they won't be taxed. Assigning, pledging, or agreeing to assign or pledge any part of the accumulation usually will be considered a distribution. Withdrawals of accumulated investment earnings are taxable as ordinary income. Generally under the IRC, withdrawals are first allocated to investment earnings.

The owner of any annuity contract who is not a natural person (such as a trust) generally must include in income any increases in the value of the contract during the taxable year.

The following discussion applies generally to contracts owned by a natural person:

Withdrawals. If you withdraw funds from your contract before the annuity starting date, IRC section 72(e) usually deems taxable any amounts received to the extent that the accumulation value at the time you withdraw exceeds your investment in the contract. The investment in the contract usually equals all premiums paid by the contractowner or on the contractowner's behalf.

If you withdraw your entire accumulation under a contract, you will be taxed only on the part that exceeds your investment in the contract.

Annuity Payments. Although tax consequences can vary with the income option you pick, IRC section 72(b) provides generally that, before you recover the investment in the contract, part of each annuity income payment is treated as recovery of your investment in the contract, and can be excluded from your income. After you recover your investment in the contract, all additional annuity payments are fully taxable.

Taxation of Death Benefit Proceeds. Amounts may be paid from a contract because an owner has died. If the payments are made in a single sum, they're taxed the same way a full withdrawal from the contract is taxed. If they are distributed as annuity payments, they're taxed as annuity payments.

Penalty Tax on Some Withdrawals. You may have to pay a penalty tax (10 percent of the amount treated as taxable income) on some withdrawals. However, there is usually no penalty on distributions:

(1)	on or after you reach age 59 1/2;

(2)	after you die (or after the annuitant dies, if the owner isn't an individual);

(3)	after you become disabled; or

(4)	that are part of a series of substantially equal periodic (at least annual) payments for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your beneficiary.

Possible Tax Changes. Legislation is proposed from time to time that would change the taxation of annuity contracts. It is possible that such legislation could be enacted and that it could be retroactive (that is, effective prior to the date of the change). You should consult a tax adviser regarding legislative developments and their effect on the contract.

Transfers, Assignments or Exchanges of a Contract

Transferring contract ownership, designating an annuitant, payee or other beneficiary who is not also the owner, or exchanging a contract can have other tax consequences that we don't discuss here. If you're thinking about any of those transactions, contact a tax advisor.

Withholding

Annuity distributions are usually subject to withholding for the recipient's federal income tax liability at rates that vary according to the type of distribution and the recipient's tax status. However, recipients can usually choose not to have tax withheld from distributions.

Multiple Contracts

In determining gross income, section 72(e) will treat as one contract all TIAA-CREF Life and TIAA non-qualified deferred annuity contracts issued to the same owner during any calendar year. This could affect when income is taxable and how much might be subject to the 10 percent penalty tax (see above). Consult a tax advisor before buying more than one annuity contract for the purpose of gaining a tax advantage.

Possible Charge for TIAA-CREF Life's Taxes

Currently we don't charge the separate account for any federal, state, or local taxes on it or its contracts (other than premium taxes—see page __), but we reserve the right to charge the separate account or the contracts for any tax or other cost resulting from the tax laws that we believe should be attributed to them.

Tax Advice

What we tell you here about federal and other taxes isn't comprehensive and is for general information only. It doesn't cover every situation. Taxation varies depending on the circumstances, and state and local taxes may also be involved. For complete information on your personal tax situation, check with a qualified tax advisor.

Condensed Financial Information

Condensed Financial Information

Presented below is condensed financial information for the separate account. The condensed financial information is derived from the separate account financial statements audited by Ernst & Young LLP, independent auditors, for the year ended December 31, 2003. The table shows per accumulation unit data and total returns for the Stock Index, Growth Equity, Growth & Income, International Equity, Social Choice Equity, Large-Cap Value, Small-Cap Equity, and Real Estate Securities variable investment accounts of the separate account. The data should be read in conjunction with the financial statements and other financial information included in the SAI. It is available without charge upon request.

							Stock Index Sub-Account					Growth Equity			Growth & Income
												Sub-Account			Sub-Account
												For the
												Period					For the
												Ended					Period
							December					March 1,		For the			March 1,
							1, 1998					2000		Year			2000
							(commence					(Commenc	For the	Ended	For the	For the	(commence-
							ment of	For the	For the	For the	For the	ement of	Year	Decem-	Year	Year	ment of
							Operations	Year	Year	Year	Year	Operations)	Ended	ber	Ended	Ended	operations)
							to	Ended	Ended	Ended	Ended	to	December	31,	December	December	to
							December	December	December	December	December	December	31,	2003	31, 2002	31, 2001	December
For the Years Ended December 31,							31, 1998(a)	31, 2004	31, 2003	31, 2002	31, 2001	2000(a)	2004				31, 2000(a)
	2004	2003	2002	2001	2000	1999

Per Accumulation Unit Data:
Investment income		$ .783	$ .370	$ .229	$ .104	$ .289	$ .052		$ .141	$ .064	$ .017	$ .027		$ .302	$ .197	$ .176	$ .149
Expenses		.092	.060	.067	.025	.016	.006		.052	.032	.013	.038		.069	.047	.043	.020

Investment income (loss)- net		.691	.310	.162	.079	.273	.046		.089	.032	.004	(.011)		.233	.150	.133	.129

Net realized and unrealized gain (loss) on		5.404	(5.871)	(3.573)	(2.517)	5.184	1.050		2.732	(4.442)	(4.392)	(6.012)		3.782	(5.116)	(3.304)	(1.438)
investments

Net increase (decrease) in Accumulation Unit		6.095	(5.561)	(3.411)	(2.438)	5.457	1.096		2.821	(4.410)	(4.388)	(6.023)		4.015	(4.966)	(3.171)	(1.309)
Value
Accumulation Unit Value:
Beginning		20.143	25.704	29.115	31.553	26.096	25.000		10.179	14.589	18.977	25.000		15.554	20.520	23.691	25.000
of period
End of period
		$26.238	$20.143	$25.704	$29.115	$31.553	$26.096		$13.000	$10.179	$14.589	$18.977		$19.569	$15.554	$20.520	$23.691

Total return Ratio to Average Net Assets:		30.26%	(21.64%)	(11.72)%	(7.72)%	20.91%	4.39%		27.71%	(30.22)%	(23.12)%	(24.09)%		25.81%	(24.20)%	(13.39)%	(5.23)%

Expenses(b)		0.47%	0.30%	0.30%	0.30%	0.30%	0.02%		0.47%	0.30%	0.30%	0.25%		0.47%	0.30%	0.30%	0.25%
Investment income		3.54%	1.54%	0.73%	0.98%	5.09%	0.18%		0.80%	0.30%	0.08%	(0.18)%		1.57%	0.97%	0.92%	1.63%
(loss) – net
Portfolio turnover rate		4.71%	11.42%	6.95%	8.87%	0.17%	0.00%		22.14%	11.43%	17.43%	7.50%		8.76%	16.97%	16.20%	3.37%
Thousands of		4,397	3,363	2,667	2,062	723	4		2,119	1,950	1,587	1,018		1,653	1,278	1,017	521
Accumulation Units
Outstanding at end of period

(a)	The percentages shown for this period are not annualized.

(b)	Does not include expenses of underlying TIAA-CREF Life Fund.

			International Equity					Social Choice Equity
				Sub-Account				Sub-Account

					For the					For the Period
					Period March					March 1, 2000
			For the Year	For the	1, 2000		For the	For the	For the Year	(Commencement
	For the Year	For the Year	Ended	Year	(Commencem	For the Year	Year	Year	Ended	of Operations) to
	Ended	Ended December	December	Ended	ent of	Ended	Ended	Ended	December	December
	December	31, 2003	31, 2002	December	Operations)	December	December	December	31, 2001	31, 2000(a)
	31, 2004			31, 2001	to December	31, 2004	31, 2003	31, 2002
					31, 2000(a)

Per Accumulation Unit Data:
Investment income		$ .241	$ .255	$ .168	$ .089		$ .317	$ .246	$.194	$ .187
Expenses		.048	.029	.034	.015		.070	.041	.039	.022

Investment income (loss)- net		.193	.226	.134	.074		.247	.205	.155	.165
Net realized and unrealized gain (loss) on investments		4.293	(2.136)	(4.253)	(7.943)		4.667	(4.620)	(3. 340)	(.875)

Net increase (decrease) in Accumulation Unit Value		4.486	(1.910)	(4.119)	(7.869)		4.914	(4.415)	(3.185)	(.710)
Accumulation Unit Value:
Beginning		11.102	13.012	17.131	25.000		16.690	21.105	24.290	25.000

of period
End of period		$15.588	$11.102	$13.012	$17.131		$21.604	$16.690	$21.105	$24.290

Total return		40.41%	(14.68)%	(24.04)%	(31.48)%		29.44%	(20.92)%	(13.11)%	(2.84)%
Ratio to Average Net Assets:
Expenses(b)		0.47%	0.30%	0.30%	0.25%		0.48%	0.30%	0.30%	0.25%
Investment income (loss) -net		1.89%	2.34%	1.17%	1.24%		1.70%	1.51%	1.17%	1.86%
Portfolio turnover rate		39.54%	19.10%	14.01%	2.95%		6.06%	10.57%	10.90%	41.20%
Thousands of Accumulation Units outstanding at end of period		1,290	1,013	669	436		586	352	196	69

(a)	The percentages shown for this period are not annualized.

(b)	Does not include expenses of underlying TIAA-CREF Life Fund.

		Large-Cap			Small-Cap			Real Estate
		Value			Equity			Securities
		Sub-Account			Sub-Account			Sub-Account

						For the
						Period			For the
						September 4,			Period
			For the Period			2002			September 4,
			September 4,			(commencem			2002
		For the	2002			ent of			(commencem
	For the Year	Year	(commencement	For the Year	For the Year	operations)	For the Year	For the Year	ent of
	Ended	Ended	of operations) to	Ended	Ended	to December	Ended	Ended	operations)
	December	December	December	December	December	31,	December	December	to December
	31, 2004	31, 2003	31, 2002(a)	31, 2004	31, 2003	2002(a)	31, 2004	31, 2003	31, 2002(a)

Per Accumulation Unit Data:

Investment income		$1.401	$ .153		$3.683	$ .112		$4.240	$ .299

Expenses		.059	.016		.071	.012		.080	.010

Investment income (loss)-net		1.342	.137		3.612	.100		4.160	.289

Net realized and unrealized		6.805	(0.159)		8.323	(0.370)		5.577	(0.475)
gain (loss)
On investments
Net increase (decrease) in		8.147	(0.022)		11.9	(0.270)		9.737	(0.186)
Accumulation					35
Unit Value
Accumulation Unit Value:
Beginning of Period		24.978	25.000		24.730	25.000		24.814	25.000

Ending of Period		$33.125	$ 24.978		$36.665	$24.730		$34.551	$24.814

Total Return		32.62%	(0.09)%		48.26%	(1.08)%		39.24%	(0.74)%
Ratio to Average Net Assets:
Expenses (b)		0.55%	0.10%		0.57%	0.10%		0.55%	0.10%
Investment income-net		12.64%	0.82%		28.61%	0.85%		2.87%	2.88%
Portfolio turnover rate		16.52%	0.10%		30.08%	0.05%		31.14%	112.27%
Thousands of Accumulation Units		194	7		328	10		403	14
Outstanding at end of period

(a)	The percentages shown for this period are not annualized.

(b)	Does not include expenses of underlying TIAA-CREF Life Fund.

General Matters
Telephone and Internet Transactions

You can use our Automated Telephone Service (ATS) or the TIAA-CREF Web Center’s account access feature to check your accumulation balances and/or your current allocation percentages, transfer among the variable investment accounts and the fixed account, and/or allocate future premiums to the variable investment accounts or the fixed account. You will be asked to enter your Personal Identification Number (PIN) and Social Security number for both systems. Both will lead you through the transaction process and will use reasonable procedures to confirm that instructions given are genuine. All transactions made over the ATS and the Internet are electronically recorded.

To use the ATS, you need a touch-tone phone. The toll free number for the ATS is 800 842-2252. To use the Internet, access the TIAA-CREF Web Center at www.tiaa-cref.org.

We can suspend or terminate your ability to transact by telephone, fax, or over the Internet at any time for any reason.

Contacting TIAA-CREF Life

We won't consider any notice, form, request, or payment to have been received by TIAA-CREF Life until it reaches our home office at 730 Third Avenue, New York, New York 10017-3206 or the post office box specifically designated for the purpose. You can ask questions by calling toll-free 800 223-1200.

Customer Complaints

Customer complaints may be directed to our Planning and Service Center, Customer Relations Unit (A2-01), 8500 Andrew Carnegie Blvd., Charlotte, NC 28262, telephone 800-223-1200.

Electronic Prospectuses

If you received this prospectus electronically and would like a paper copy, please call 877 518-9161, and we will send it to you.

Householding

To cut costs and eliminate duplicate documents sent to your home, we may begin mailing only one copy of the prospectus, prospectus supplements, annual and semi-annual reports, or any other required documents, to your household, even if more than one contractowner lives there. If you would prefer to continue receiving your own copy of any of these documents, you may call us toll-free at 877 518-9161, or write us.

Signature Requirements

For some transactions, we may require your signature to be notarized or guaranteed by a commercial bank or a member of a national securities exchange.

Errors or Omissions

We reserve the right to correct any errors or omissions on any form, report or statement that we send you.

Distributing the Contracts

The contracts are offered continuously by Teachers Personal Investors Services, Inc. (TPIS) and, in some instances, TIAA-CREF Individual & Institutional Services, LLC (Services), subsidiaries of TIAA which are both registered with the SEC as broker-dealers and are members of the NASD. TPIS may also enter into selling agreements with third parties to distribute the contracts. TPIS may be considered the "principal underwriter" for interests in the contract. Anyone distributing the contract must be a registered representative of either TPIS or Services or have entered into a selling agreement with TPIS. The main offices of TPIS and Services are at 730 Third Avenue, New York, New York 10017-3206. No commissions are paid in connection with the distribution of the contracts.

Legal Proceedings

Neither the separate account, TIAA-CREF Life, TPIS, Services nor Advisors is involved in any legal action that we consider material to the separate account.

Table of Contents for the
Statement of Additional Information

Item	Page in the
Statement of
Additional
Information
Variable Annuity Payments	B-3

Tax Status of the Contract	B-4

Performance Information	B-

Statements and Reports	B-5

General Matters	B-5

State Regulation	B-6

Legal Matters	B-6

Experts	B-6

Additional Considerations	B-6

Additional Information	B-7

Financial Statements	B-7

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2005

Lifetime Variable Select and Personal Annuity Select

Individual Deferred Variable Annuity Contracts

funded through

TIAA-CREF LIFE SEPARATE ACCOUNT VA-1

and

TIAA-CREF LIFE INSURANCE COMPANY

This Statement of Additional Information is not a prospectus and should be read in connection with the current prospectuses dated May 1, 2005 (the "Prospectuses"), for the Lifetime Variable Select and Personal Annuity Select variable annuities. The Prospectuses are available without charge by writing us at: TIAA-CREF Life Insurance Company, 730 Third Avenue, New York, N.Y. 10017-3206 or calling us toll-free at 877 518-9161. Terms used in the Prospectus are incorporated into this Statement of Additional Information.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ ONLY IN CONJUNCTION WITH THE PROSPECTUSES FOR THE CONTRACTS.

VARIABLE ANNUITY PAYMENTS

The amount of variable annuity payments we pay will depend upon the number and value of your annuity units in a particular investment account. The number of annuity units is first determined on the day before the annuity payments begin. The amount of the annuity payments will change according to the income change method chosen.

Number of Annuity Units Payable. When a contractowner or beneficiary starts receiving variable annuity payments, the number of annuity units payable from each investment account under an income change method will be determined by dividing the value of the account accumulation to be applied to provide the annuity payments, by the product of the annuity unit value for that income change method, and a factor that represents the present value of an annuity that continues for as long as annuity payments would need to be paid. This factor will reflect an interest rate for discounting future payments of 4 percent, the timing and frequency of future payments, and, if applicable, the mortality assumptions for the person(s) on whose life (lives) the annuity payments will be based. Mortality assumptions will be based on the settlement mortality schedules set forth in the contract.

The number of annuity units for each variable investment account and income change method remains fixed unless there is a “transfer” of annuity units or you change your income change method. The number of annuity units payable from a particular investment account and income change method under your contract will be reduced by the number of annuity units you transfer out of that investment account or income change method under your contract. The number of annuity units payable will be increased by any internal transfers you make to that investment account and income change method.

Calculating Annuity Unit Values. The annuity unit value for each investment account is calculated separately for each income change method for each business day and for the last calendar day of each month. The annuity unit value for each income change method is determined by updating the annuity unit value from the previous valuation day to reflect the net investment performance of the Account for the current valuation period relative to the 4 percent assumed investment return. We further adjust the annuity unit value to reflect the fact that annuity payment amounts are redetermined only once a month or once a year (depending on the revaluation method chosen). The purpose of the adjustment is to equitably apportion any account gains or losses among those annuitants who receive annuity income for the entire period between valuation dates and those who start or stop receiving annuity income between the two dates. In general, from period to period your payments will increase if the net performance of the Account is greater than a 4 percent net annual rate of return and decrease if the net performance is less than a 4 percent net annual rate of return.

For participants under the annual income change method, the value of the annuity unit for payments remains level until the following May l. For those who have already begun receiving annuity income as of March 31, the value of the annuity unit for payments due on and after the next succeeding May 1 is equal to the annuity unit value determined as of such March 31.

For participants under the monthly income change method, the value of the annuity unit for payments changes on the payment valuation day of each month for the payment due on the first of the following month.

TIAA-CREF Life reserves the right to modify the specific dates that payments will change and the associated payment valuation date. We also can delete or stop offering the annual or monthly income change methods.

Tax Status of the Contracts

Diversification Requirements. Section 817(h) of the Internal Revenue Code (IRC) and the regulations under it provide that separate account investments underlying a nonqualified contract must be "adequately diversified" for it to qualify as an annuity contract under IRC section 72. The separate account intends to comply with the diversification requirements of the regulations under section 817(h). This will affect how we make investments.

Under the IRC, you could be considered the owner of the assets of the separate account used to support your contract. If this happens, you'd have to include income and gains from the separate account assets in your gross income. The IRS has published rulings stating that a variable contractowner will be considered the owner of separate account assets if the contractowner has any powers that the actual owner of the assets might have, such as the ability to exercise investment control.

Your ownership rights under the contract are similar but not identical to those described by the IRS in rulings that held that contractowners were not owners of separate account assets, so the IRS therefore might not rule the same way in your case. TIAA-CREF Life reserves the right to change the contract if necessary to help prevent your being considered the owner of the separate account's assets.

Required Distributions. All payments upon death of a contractowner will be made according to the requirements of section 72(s) of the IRC. Under that IRC section, if you die before we begin making annuity payments, all payments under the contract must be distributed within five years of your death. However, if your beneficiary is a natural person and payments begin within one year of your death, and within 60 days of the date we receive due proof of death, the distribution may be made over the lifetime of your beneficiary or over a period not to exceed your beneficiary's life expectancy, as defined in the IRC. If your spouse is the sole beneficiary entitled to payments, he or she may choose to become the owner and continue the contract. If you die on or after the date we begin making annuity payments, the remaining interest in the contract must be distributed at least as quickly as under the method of distribution being used as of the date of your death. If the owner is not a natural person, the death of the annuitant is treated as the death of the owner for these distribution requirements.

The contract is designed to comply with section 72(s). TIAA-CREF Life will review the contract and amend it if necessary to make sure that it continues to comply with the section's requirements.

Statements and Reports

You will receive a confirmation statement each time you remit premiums, or make a transfer or cash withdrawal to or from the separate account or among the variable investment accounts. The statement will show the date and amount of each transaction. However, if you're using an automatic investment plan, you'll receive a statement confirming those transactions immediately following the end of each calendar quarter.

If you have any accumulations in the separate account, you will be sent a statement each quarter which sets forth the following:

(1)	Premiums paid during the quarter;

(2)	the number and dollar value of accumulation units in the variable investment accounts credited to the contractowner during the quarter and in total;

(3)	cash withdrawals from the variable investment accounts during the quarter; and

(4)	any transfers between the separate account’s variable investment accounts and the fixed account during the quarter.

You will also receive, at least semi-annually, reports containing the financial statements of the TIAA-CREF Life Funds and a schedule of investments held by the TIAA-CREF Life Funds.

General Matters

Assignment of Contracts

You can assign the contract at any time prior to the annuity starting date.

Payment to an Estate, Guardian, Trustee, etc.

We reserve the right to pay in one sum the commuted value of any benefits due an estate, corporation, partnership, trustee or other entity not a natural person. Neither TIAA-CREF Life nor the separate account will be responsible for the conduct of any executor, trustee, guardian, or other third party to whom payment is made.

Benefits Based on Incorrect Information

If the amounts of benefits provided under a contract were based on information that is incorrect, benefits will be recalculated on the basis of the correct data. If any overpayments or underpayments have been made by the separate account, appropriate adjustments will be made.

Proof of Survival

We reserve the right to require satisfactory proof that anyone named to receive benefits under a contract is living on the date payment is due. If this proof is not received after a request in writing, the separate account will have the right to make reduced payments or to withhold payments entirely until such proof is received.

State Regulation

TIAA-CREF Life and the separate account are subject to regulation by the State of New York Superintendent of Insurance ("Superintendent") as well as by the insurance regulatory authorities of certain other states and jurisdictions.

TIAA-CREF Life and the separate account must file with the Superintendent periodic statements on forms promulgated by the State of New York Insurance Department. The separate account books and assets are subject to review and examination by the Superintendent and the Superintendent's agents at all times, and a full examination into the affairs of the separate account is made at least every five years. In addition, a full examination of the separate account's operations is usually conducted periodically by some other states.

Legal Matters

All matters of applicable state law pertaining to the contracts, including TIAA-CREF Life's right to issue the contracts, have been passed upon by George W. Madison, Executive Vice President and General Counsel of TIAA and CREF. Sutherland Asbill & Brennan LLP, Washington, D.C., has provided advice on certain matters relating to the federal securities laws.

Experts

The financial statements of TIAA-CREF Life Insurance Company and the separate account included in this Statement of Additional Information have been audited by Ernst & Young LLP, independent auditors, as stated in their reports appearing herein, and have been so included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. Ernst & Young LLP is located at 5 Times Square, New York, New York 10036.

Additional Developments

Mr. William H. Waltrip, a trustee of TIAA, the parent company of TIAA-CREF Life, and Professor Stephen A. Ross, a trustee of the TIAA-CREF registered management investment companies (the “Funds”), resigned from their respective boards on November 30, 2004.

On August 1, 2003, the valuation practice, a non-auditing practice of Ernst & Young LLP (“E&Y”), the independent auditor to TIAA and the Funds, entered into an agreement with a company owned by the two trustees among others, a majority of which was owned by Professor Ross. The business relationship was created to develop intellectual property and related services to value corporate stock options. The aggregate amount paid by E&Y to the company under this agreement was approximately $1.33 million of which Professor Ross received, or will receive, approximately $335,000 (of which $60,000 represented reimbursement of expenses and $25,000 represented repayment of a loan he made to the company). Mr. Waltrip has not received any payment from the company. The agreement and business activity thereunder was terminated on August 20, 2004 and a dissolution agreement was signed as of November 17, 2004.

On August 9, 2004, E&Y informed TIAA and the Funds that the business relationship between E&Y and the company owned by the trustees was not in accordance with the auditor independence standards of Regulation S-X and the Public Company Accounting Oversight Board. E&Y also notified the SEC and the Audit Committees of TIAA and the Funds of this business relationship. The Audit Committees consist entirely of independent trustees having no business relationships with TIAA, the Funds or E&Y.

The Audit Committees of TIAA and the Funds, and E&Y, each determined that the trustee’s business relationship with E&Y did not compromise E&Y’s independence from either TIAA or the Funds or the integrity or objectivity of the respective audits for 2003 and 2004. This determination was based on, among other things, the fact that the E&Y audit team was not aware of the business relationship when they issued the 2003 audit opinions on the financial statements of TIAA and the Funds and the business activity under the agreement was ceased in 2004 upon identification of the matter. Professor Ross and Mr. Waltrip had no other functions or responsibilities as Board members that would have caused them to have direct dealings with the E&Y audit team. Professor Ross and Mr. Waltrip were not members of the Audit Committees.

TIAA and the Funds have distributed a request for proposal to four major accounting firms and are currently evaluating each firm’s requisite capacity and expertise to perform audit services for TIAA and the TIAA-CREF Funds. TIAA and the Funds have also taken steps to ensure that their respective trustees will identify promptly any business relationships that may bring the independence of the outside auditors into question. These steps include revising their officers and trustees questionnaires, improving the questionnaire review process, receiving quarterly auditor independence certifications, and enhancing continuing education for all trustees regarding SEC matters.

On December 6, 2004, the staff of the SEC informed TIAA and the Funds that it is conducting an informal inquiry into the E&Y auditor independence matter. TIAA and the Funds intend to fully cooperate with the SEC staff in connection with the informal inquiry.

Additional Information

A registration statement has been filed with the Securities and Exchange Commission ("SEC"), under the 1933 Act, with respect to the contracts discussed in the Prospectus and in this Statement of Additional Information. Not all of the information set forth in the registration statement, and its amendments and exhibits has been included in the Prospectus or this Statement of Additional Information. Statements contained in this registration statement concerning the contents of the contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, you should refer to the instruments filed with the SEC.

Financial Statements

Audited financial statements of the separate account and TIAA-CREF Life follow.

[To Be Filed by amendment.]

TIAA-CREF Life's financial statements should be considered only as bearing upon TIAA-CREF Life's ability to meet its obligations under the contracts. They should not be considered as bearing on the investment performance of the assets held in the separate account.

Part C - OTHER INFORMATION

Item 24. Financial Statements and Exhibits

(a)	Financial statements.*

Part A: None

Part B: Includes the following financial statements of the Separate Account and TIAA-
CREF Life Insurance Company:*

TIAA-CREF LIFE SEPARATE ACCOUNT VA-1
Audited Financial Statements
December 31, 2004:
	Report of Independent Registered Public Accounting Firm			B-
	Statements of Assets and Liabilities			B-
	Statements of Operations			B-
	Statements of Changes in Net Assets			B-
	Notes to Financial Statements			B-

TIAA-CREF LIFE INSURANCE COMPANY
Audited Statutory-Basis Financial Statements
December 31, 2004, 2003 and 2002:
	Report of Management Responsibility			B-
	Report of the Audit Committee			B-
	Report of Independent Registered Public Accounting Firm			B-
	Balance Sheets			B-
	Statements of Operations			B-
	Statements of Changes in Capital and Surplus			B-
	Statements of Cash Flows			B-
	Notes to Statutory-Basis Financial Statements			B-

(b)	Exhibits:
	(1)	Resolutions of the Board of Directors of TIAA-CREF Life establishing the
Registrant 1/
	(2)	None
	(3)	(A)	Distribution Agreement by and among TIAA-CREF Life, TIAA-
CREF Life on behalf of the Registrant, and Teachers Personal
Investors Services, Inc. (TPIS) 2 /
		(B)	Selling Agreement between TPIS and TIAA-CREF Individual and
Institutional Services, Inc. and Amendment thereto 1/
	(4)	(A)	Forms of original Personal Annuity Select Contract3/ and
endorsements4/
		(B)	Forms of new Personal Annuity Select Contracts6/
		(C)	Form of Lifetime Variable Select Contract5/
	(5)	(A)	Forms of Application for Personal Annuity Select Contract4/

	(B)	Form of Application for Lifetime Variable Select Contract5/
(6)	(A)	Charter of TIAA-CREF Life 2/
	(B)	Bylaws of TIAA-CREF Life 2/
(7)	None
(8)	Participation/Distribution Agreement with TIAA-CREF Life Funds 2 /
(9)	Consent of George W. Madison, Esquire *
(10)	(A)	Consent of Sutherland Asbill & Brennan LLP *
	(B)	Consent of Ernst & Young LLP *
(11)	None
(12)	(A)	Seed money memorandum, dated February 29, 2000 3/
	(B)	Seed money memorandum, dated August 1, 20024/
(13)	Schedule of Computation of Performance Information *
(14)	Financial Data Schedule - not required

*	To be filed by amendment.
1	Previously filed as part of the initial filing of this Registration Statement on August 18,
1998.
2	Previously filed as part of the Pre-Effective Amendments Nos. 1 and 2 to this
Registration Statement, on December 7, 1998 and December 22, 1998, respectively.
3	Previously filed as part of the Post-Effective Amendment No. 3 to this Registration
Statement, on March 28, 2000.
4	Previously filed as part of the Post-Effective Amendment No. 6 to this Registration
Statement, on October 25, 2002.
5	Previously filed as part of the Post-Effective Amendment No. 9 to this Registration
Statement, on July 18, 2003.
6	Previously filed as part of the Post-Effective Amendment No.10 to this Registration
Statement, on April 30, 2004.

Item 25. Directors and Officers of the Depositor

Name and Principal Business Address	Positions and Offices with the Depositor

Mary E. Beams	Director
TIAA-CREF Life Insurance Company
730 Third Avenue
New York, New York 10017-3206

Bret L. Benham	Director and Vice President
TIAA-CREF Life Insurance Company
730 Third Avenue
New York, New York 10017-3206

Name and Principal Business Address	Positions and Offices with the Depositor

Monica D. Calhoun	Director
TIAA-CREF Life Insurance Company
730 Third Avenue
New York, New York 10017-3206

Scott C. Evans	Director
TIAA-CREF Life Insurance Company
730 Third Avenue
New York, New York 10017-3206

I. Steven Goldstein	Director
TIAA-CREF Life Insurance Company
730 Third Avenue
New York, New York 10017-3206

Glenn A. MacFarlane	Director, Vice President and Finance
TIAA-CREF Life Insurance Company	Manager
730 Third Avenue
New York, New York 10017-3206

Erwin W. Martens	Director
TIAA-CREF Life Insurance Company
730 Third Avenue
New York, New York 10017-3206

Elizabeth A. Monrad	Director and Executive Vice President,
TIAA-CREF Life Insurance Company	Finance, Actuarial and Facilities
730 Third Avenue
New York, New York 10017-3206

Frances Nolan	Director
TIAA-CREF Life Insurance Company
730 Third Avenue
New York, New York 10017-3206

Dermot J. O’Brien	Director
TIAA-CREF Life Insurance Company
730 Third Avenue
New York, New York 10017-3206

Keith H. Rauschenbach	Director
TIAA-CREF Life Insurance Company
730 Third Avenue
New York, New York 10017-3206

Name and Principal Business Address	Positions and Offices with the Depositor

Bertram L. Scott	Director, Chairman, President and
TIAA-CREF Life Insurance Company	Chief Executive Officer
730 Third Avenue
New York, New York 10017-3206

John A. Somers	Director
TIAA-CREF Life Insurance Company
730 Third Avenue
New York, New York 10017-3206

Glenn S. Brausa	Chief Investment Officer
TIAA-CREF Life Insurance Company
730 Third Avenue
New York, New York 10017-3206

Gary Chinery	Vice President and Treasurer
TIAA-CREF Life Insurance Company
730 Third Avenue
New York, New York 10017-3206

Edward Van Dolsen	Vice President
TIAA-CREF Life Insurance Company
730 Third Avenue
New York, New York 10017-3206

Linda S. Dougherty	Second Vice President and Chief
TIAA-CREF Life Insurance Company	Financial Officer
730 Third Avenue
New York, New York 10017-3206

Mark L. Serlen	Secretary
TIAA-CREF Life Insurance Company
730 Third Avenue
New York, New York 10017-3206

Diane M. McGovern	Appointed Actuary
TIAA-CREF Life Insurance Company
730 Third Avenue
New York, New York 10017-3206

Jeffrey S. Goldin	Illustration Actuary
TIAA-CREF Life Insurance Company
730 Third Avenue
New York, New York 10017-3206

Name and Principal Business Address	Positions and Offices with the Depositor

Jorge Gutierrez	Assistant Treasurer
TIAA-CREF Life Insurance Company
730 Third Avenue
New York, New York 10017-3206

Steven L. Sterman	Assistant Investment Officer
TIAA-CREF Life Insurance Company
730 Third Avenue
New York, New York 10017-3206

Carol Baldwin Moody	Chief Compliance Officer
TIAA-CREF Life Insurance Company
730 Third Avenue
New York, New York 10017-3206

Kim Van Doorn	Director, Compliance
TIAA-CREF Life Insurance Company
730 Third Avenue
New York, New York 10017-3206

Matthew Daitch	Assistant Actuary
TIAA-CREF Life Insurance Company
730 Third Avenue
New York, New York 10017-3206

Benjamin Leiser	Assistant Secretary
TIAA-CREF Life Insurance Company
730 Third Avenue
New York, New York 10017-3206

Item 26.	Persons Controlled by or under Common Control with the
Depositor or Registrant

     TIAA-CREF Life Insurance Company, the depositor, is a direct wholly-owned subsidiary of TIAA-CREF Enterprises, Inc., a direct wholly-owned subsidiary of Teachers Insurance and Annuity Association of America (TIAA). The following companies are subsidiaries of TIAA and are included in the consolidated financial statements of TIAA. All TIAA subsidiary companies are Delaware corporations, except as indicated.

2 LPPA, LLC 485 Properties, LLC 730 Texas Forest Holdings, Inc. 730 Texas Forest Holdings II, Inc. Ataya Hardwoods, LLC Bethesda ARC, LLC Bisys Crossings I, LLC

Boca 10 A & B LLC
Boca 10 C & D LLC
Boca 11 A LLC
Boca 11 B LLC
Boca 11 C & D LLC
Boca 11 E & F LLC
Boca 54 Land Associates LLC
College Credit Trust
CTG & P, LLC
DAN Properties, Inc.
ETC Repackaging, Inc.
GA-Buckhead, L.L.C.
IL-161 Clark Street, L.L.C.
Illinois Teachers Properties, LLC
JV Georgia One, Inc.
JV Minnesota One, Inc.
JV North Carolina One, Inc.
JWL Properties, Inc.
Liberty Place Retail, Inc.
Light St. Partners LLP
M.O.A. Enterprises, Inc.
MOA Investors I, Inc.
NCDC Funding, LLC
ND Properties, Inc.
One Boston Place, LLC
One Boston Place Real Estate Investment Trust
Rouse-Teachers Holding Company
Rouse-Teachers Land Holdings, Inc.
Savannah Teachers Properties, Inc.
Storage Portfolio I, LLC
T114 Properties, Inc.
T-C Sports Co., Inc.
TCAM Core Property Fund GP LLC
TCAM Core Property Fund Operating GP LLC
TCAM Core Property Fund REIT LLC
TCT Holdings, Inc.
T-Investment Properties Corp.
T-Land Corp.
Teachers Advisors, Inc.
Teachers Boca Properties II, Inc.
Teachers Concourse, LLC
Teachers Mayflower, LLC
Teachers Michigan Properties, Inc.
Teachers Pennsylvania Realty, Inc.
Teachers Personal Investors Services, Inc.
Teachers REA, LLC

Teachers REA II, LLC
Teachers REA III, LLC
Teachers West, LLC
Ten Westport I, LLC
Ten Westport II, LLC
TIAA 485 Boca 54 LLC
TIAA 485 Clarendon, LLC
TIAA Advisory Services, LLC
TIAA Bay Isle Key II Member, LLC
TIAA Bay Isle Key II, LLC
TIAA Canada Retail Business Trust
TIAA CMBS I, LLC
TIAA Diamond Investor, LLC
TIAA European Funding Trust
TIAA Financial Services, LLC
TIAA Florida Mall, LLC
TIAA Franklin Square, LLC
TIAA-Fund Equities, Inc.
TIAA Global Markets, Inc.
TIAA Lakepointe, LLC
TIAA Miami International Mall, LLC
TIAA Realty, Inc.
TIAA Realty Capital Management, LLC
TIAA Retail Commercial LLC
TIAA-Shenandoah, LLC
TIAA Stafford-Harrison, LLC
TIAA SF One, LLC
TIAA Timberlands I, LLC
TIAA Timberlands II, LLC
TIAA The Reserve II Member, LLC
TIAA The Reserve II, LLC
TIAA Tri-State, LLC
TIAA West Town Mall, LLC
TIAA-CREF Enterprises, Inc.
TIAA-CREF Individual & Institutional Services, LLC
TIAA-CREF Investment Management, LLC
TIAA-CREF Life Insurance Company
TIAA-CREF Trust Company, FSB
TIAA-CREF Tuition Financing, Inc.
TREA Rockville, LLC
Twenty Westport I, LLC
Twenty Westport II, LLC
WA-WTC, L.L.C.
WRC Properties, Inc.

Notes

(1): All subsidiaries are Delaware entities except as follows:
           a) Maryland entities: Light Street Partners, LLP, Rouse-Teachers Land Holdings, Inc.
                      and One Boston Place Real Estate Investment Trust
       b) New York entities: College Credit Trust and TIAA-CREF Life Insurance Company
       c) Pennsylvania non-stock, non-profit corporations: Liberty Place Retail, Inc. Teachers Pennsylvania Realty, Inc.
       d) TIAA-CREF Trust Company, FSB is a Federal Savings Bank
       e) Rouse-Teachers Holding Company is a Nevada corporation

(2): ND Properties, Inc. wholly or partially owns interests in four Delaware entities and fourteen foreign entities.

Item 27.        Number of Contractowners

     As of December 31, 2004, there were 24,501 owners of Personal Annuity Select contracts and 693 owners of Lifetime Variable Select contracts.

Item 28.        Indemnification

     The TIAA-CREF Life bylaws provide that TIAA-CREF Life will indemnify, in the manner and to the fullest extent permitted by law, each person made or threatened to be made a party to any action, suit or proceeding, whether or not by or in the right of TIAA-CREF Life, and whether civil, criminal, administrative, investigative or otherwise, by reason of the fact that he or she or his or her testator or intestate is or was a director, officer or employee of TIAA-CREF Life, or is or was serving at the request of TIAA-CREF Life as director, officer or employee of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, if such director, officer or employee acted, in good faith, for a purpose which he reasonably believed to be in, or in the case of service for any other corporation or any partnership, joint venture trust, employee benefit plan or other enterprise, not opposed to, the best interests of TIAA-CREF Life and in criminal actions or proceedings, in addition, had no reasonable cause to believe his or her conduct was unlawful. To the fullest extent permitted by law such indemnification shall include judgments, fines, amounts paid in settlement, and reasonable expenses, including attorneys' fees. No payment of indemnification, advance or allowance under the foregoing provisions shall be made unless a notice shall have been filed with the Superintendent of Insurance of the State of New York not less than thirty days prior to such payment specifying the persons to be paid, the amounts to be paid, the manner in which payment is authorized and the nature and status, at the time of such notice, of the litigation or threatened litigation.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to officers and directors of the Depositor, pursuant to the foregoing provision or otherwise, the Depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in that Act and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Depositor of expenses incurred or paid by a director or officer in connection with the successful defense of any action, suit or proceeding) is asserted by a director or officer in connection with the securities being registered, the Depositor will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in that Act and will be governed by the final adjudication of such issue.

Item 29.        Principal Underwriters

     (a) Teachers Personal Investors Service, Inc. ("TPIS"), acts as principal underwriter for Registrant, TIAA-CREF Life Separate Account VLI-1, TIAA Separate Account VA-1, TIAA-CREF Life Funds, TIAA-CREF Mutual Funds, and TIAA-CREF Institutional Mutual Funds.

     (b) The officers of TPIS and their positions and offices with TPIS and the Registrant are listed in Schedule A of Form BD as currently on file with the Commission (File No. 8-47051), the text of which is hereby incorporated by reference.

(c) Not Applicable.

Item 30.        Location of Accounts and Records

     All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained at the Registrant's home office, 730 Third Avenue, New York, New York 10017, and at other offices of the Registrant located at 750 Third Avenue and 485 Lexington Avenue, both in New York, New York 10017. In addition, certain duplicated records are maintained at Pierce Leahy Archives, 64 Leone Lane, Chester, New York 10918.

Item 31.        Management Services

Not Applicable.

Item 32.        Undertakings

     (a) The Registrant undertakes to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

     (b) The Registrant undertakes to include either (1) as part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

     (c) The Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under Form N-4 promptly upon written or oral request.

     (d) TIAA-CREF Life represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by TIAA-CREF Life. TIAA-CREF Life bases its representation on its assessment of all of the facts and circumstances, including such relevant factors, as: the nature and extent of such services, expenses and risks; the need for TIAA-CREF Life to earn a profit; and the degree to which the contracts include innovative features. This representation applies to all contracts sold pursuant to this Registration Statement, including those sold on the terms specifically described in the Prospectus contained herein, or any variations therein, based on supplements, endorsements, or riders to any Contracts or prospectus, or otherwise.

SIGNATURES

     Pursuant to the requirements of the Securities Act and the Investment Company Act, TIAA Life Separate Account VA-1 has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York on the 28th day of February, 2005.

TIAA-CREF LIFE SEPARATE ACCOUNT VA-1

By:	TIAA-CREF Life Insurance Company
(On behalf of the Registrant and itself)

By:	/s/ Bertram L. Scott

Bertram L. Scott
Chairman, President and
Chief Executive Officer

     Pursuant to the requirements of the Securities Act, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Bertram L. Scott	Chairman, President and	February 28, 2005
Chief Executive Officer (Principal
Bertram L. Scott	Executive Officer) and Director

/s/ Linda S. Dougherty	Second Vice President and Chief	February 28, 2005
Financial Officer (Principal Financial
Linda S. Dougherty	and Accounting Officer)

Signature of Director		Date	Signature of Director		Date

/s/	Mary E. Beams	2/28/05	/s/	Elizabeth A. Monrad	2/28/05

Mary E. Beams			Elizabeth A. Monrad

/s/	Bret L. Benham	2/28/05

Bret L. Benham			Frances Nolan

/s/	Monica D. Calhoun	2/28/05	/s/ Dermot J. O’Brien		2/28/05

Monica D. Calhoun			Dermot J. O’Brien

/s/	Scott C. Evans	2/28/05	/s/	Keith H. Rauschenbach	2/28/05

Scott C. Evans			Keith H. Rauschenbach

/s/	I. Steven Goldstein	2/28/05	/s/	Bertram L. Scott	2/28/05

I. Steven Goldstein			Bertram L. Scott

/s/	Glenn A. MacFarlane	2/28/05

Glenn A. MacFarlane			John A. Somers

Erwin W. Martens